                                                                   Exhibit 10.1
===============================================================================

                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT

                         dated as of January 14, 2002

                                     among

                                   MAX RE LTD.

                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS

                                 as the Lenders,

                       BAYERISCHE HYPO- UND VEREINSBANK AG,

                                NEW YORK BRANCH,

                                as Fronting Bank,

                                      and

                       BAYERISCHE HYPO-UND VEREINSBANK AG,

                                NEW YORK BRANCH

                    as Administrative Agent for the Lenders

===============================================================================

                               Table Of Contents
                               -----------------

                                                                                     Page
                                                                                     ----
ARTICLE I       DEFINITIONS..............................................................1
 Section 1.1     Definitions ............................................................1
 Section 1.2     Other Interpretive Provisions. ........................................17
 Section 1.3     Accounting Principles..................................................18

ARTICLE II      AMOUNT AND TERMS OF COMMITMENT..........................................18
 Section 2.1     Letter of Credit Commitment ...........................................18
 Section 2.2     Termination or Reduction of Commitments ...............................19
 Section 2.3     Letter of Credit Procedures............................................19
 Section 2.4     Risk Participations in Letters of Credit...............................19
 Section 2.5     Reimbursement Obligations .............................................20
 Section 2.6     Limitation on the Fronting Bank's Obligations .........................20
 Section 2.7     Funding by Lenders to the Fronting Bank ...............................20
 Section 2.8     Warranty...............................................................21
 Section 2.9     Obligations Absolute ..................................................21
 Section 2.10    Mandatory Reduction/Cash Collateralization of Letters of Credit. ......22
 Section 2.11    Fees...................................................................23
 Section 2.12    Computation of Fees and Interest. .....................................24
 Section 2.13    Payments by the Borrower. .............................................25
 Section 2.14    Sharing of Payments, Etc ..............................................25
 Section 2.15    Commitment Termination Date Extension. ................................26
 Section 2.16    Letter of Credit Terms; Applicability of ISP98 or UCP .................27

ARTICLE III     TAXES, YIELD PROTECTION AND ILLEGALITY..................................27
 Section 3.1     Taxes. ................................................................27
 Section 3.2     Illegality............... .............................................29
 Section 3.3     Increased Costs and Reduction of Return. ..............................29
 Section 3.4     Certificates of Lenders................................................30
 Section 3.5     Substitution of Lenders ...............................................30
 Section 3.6     Break Funding Payments ................................................31
 Section 3.7     Survival...............................................................31

ARTICLE IV      REPRESENTATIONS AND WARRANTIES..........................................31
 Section 4.1     Due Organization, Authorization, etc ..................................31
 Section 4.2     Litigation and Contingent Liabilities .................................32
 Section 4.3     Employee Benefit Plans ................................................32
 Section 4.4     Regulated Entities ....................................................32
 Section 4.5     Regulations U and X....................................................32
 Section 4.6     Proceeds ..............................................................33
 Section 4.7     Business Locations ....................................................33
 Section 4.8     Accuracy of Information................................................33
 Section 4.9     Subsidiaries ..........................................................33

 Section 4.10    Insurance Licenses ....................................................33
 Section 4.11    Taxes .................................................................34
 Section 4.12    Securities Laws .......................................................34
 Section 4.13    Compliance with Laws...................................................34
 Section 4.14    Financial Condition....................................................34
 Section 4.15    Insurance Act .........................................................35
 Section 4.16    First Priority Security Interest.......................................35
 Section 4.17    Financial Condition....................................................35

ARTICLE V       AFFIRMATIVE COVENANTS ..................................................36
 Section 5.1     Reports, Certificates and Other Information............................36
 Section 5.2     Corporate Existence; Foreign Qualification ............................39
 Section 5.3     Books, Records and Inspections ........................................40
 Section 5.4     Insurance .............................................................40
 Section 5.5     Taxes and Liabilities .................................................40
 Section 5.6     Compliance with Laws...................................................40
 Section 5.7     Maintenance of Permits ................................................40
 Section 5.8     Conduct of Business ...................................................40
 Section 5.9     Use of Letters of Credit...............................................41
 Section 5.10    Further Assurances.....................................................41
 Section 5.11    Ratings ...............................................................41

ARTICLE VI      NEGATIVE COVENANTS .....................................................41
 Section 6.1     Net Worth..............................................................41
 Section 6.2     Debt...................................................................41
 Section 6.3     Mergers, Consolidations and Sales .....................................41
 Section 6.4     Other Agreements ......................................................42
 Section 6.5     Transactions with Affiliates...........................................42
 Section 6.6     Liens..................................................................42
 Section 6.7     Restrictions On Negative Pledge Agreements ............................43
 Section 6.8     Dividends, Etc ........................................................43
 Section 6.9     Eligible Investments...................................................43

ARTICLE VII     EVENTS OF DEFAULT AND THEIR EFFECT......................................44
 Section 7.1     Events of Default .....................................................44
 Section 7.2     Effect of Event of Default ............................................47
 Section 7.3     LC Collateral Account. ................................................48

ARTICLE VIII    CONDITIONS..............................................................48
 Section 8.1     Conditions to Occurrence of the Effective Date ........................48
 Section 8.2     Conditions to All Credit Extensions ...................................50

ARTICLE IX      THE ADMINISTRATIVE AGENT................................................51
 Section 9.1     Appointment and Authorization .........................................51
 Section 9.2     Delegation of Duties ..................................................51
 Section 9.3     Liability of Administrative Agent......................................51
 Section 9.4     Reliance by Administrative Agent. .....................................52
 Section 9.5     Notice of Default......................................................52
 Section 9.6     Credit Decision .......................................................53
 Section 9.7     Indemnification........................................................53
 Section 9.8     Administrative Agent in Individual Capacity............................54
 Section 9.9     Successor Administrative Agent ........................................54
 Section 9.10    Withholding Tax. ......................................................54

ARTICLE X       MISCELLANEOUS ..........................................................55
 Section 10.1    Amendments and Waivers ................................................55
 Section 10.2    Notices. ..............................................................56
 Section 10.3    No Waiver; Cumulative Remedies ........................................57
 Section 10.4    Costs and Expenses ....................................................57
 Section 10.5    Indemnity .............................................................57
 Section 10.6    Payments Set Aside.....................................................58
 Section 10.7    Successors and Assigns.................................................58
 Section 10.8    Assignments, Participations, etc. .....................................58
 Section 10.9    Confidentiality .......................................................60
 Section 10.10   Set-off................................................................61
 Section 10.11   Notification of Addresses, Lending Offices, Etc .......................61
 Section 10.12   Counterparts...........................................................61
 Section 10.13   Severability ..........................................................61
 Section 10.14   No Third Parties Benefited ............................................62
 Section 10.15   Governing Law and Jurisdiction. .......................................62
 Section 10.16   Waiver of Jury Trial...................................................63
 Section 10.17   Currency Indemnity ....................................................63
 Section 10.18   Entire Agreement ......................................................64

SCHEDULES AND EXHIBITS
SCHEDULE 1.1     Advance Rates
SCHEDULE 2.1     Commitments
SCHEDULE 4.1     Jurisdictions
SCHEDULE 4.2     Litigation
SCHEDULE 4.7     Locations
SCHEDULE 4.9     Subsidiaries
SCHEDULE 4.10    Insurance Licenses
SCHEDULE 6.6     Liens
SCHEDULE 10.2    Addresses

EXHIBIT A   Form of Compliance Certificate
EXHIBIT B   Form of Borrowing Base Certificate
EXHIBIT C   Form of Security Agreement
EXHIBIT D   Form of Guaranty
EXHIBIT E   Form of Mortgage
EXHIBIT F   Form of Control Agreement
EXHIBIT G   Form of Pledge Agreement

                  LETTER OF CREDIT REIMBURSEMENT AGREEMENT

        THIS LETTER OF CREDIT REIMBURSEMENT AGREEMENT, dated as of January 14, 2002, is entered into by and among Max Re Ltd., a Bermuda company (the "Borrower"), various financial institutions which are parties hereto (the
 --------
"Lenders"), Bayerische Hypo- und Vereinsbank AG, New York Branch, as
 -------
Administrative Agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent") and Bayerische Hypo- und Vereinsbank AG, New York Branch, as letter of
-----
credit issuer (in such capacity, the "Fronting Bank").
                                      -------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Borrower desires to obtain commitments from the Fronting Bank and the Lenders whereby the Fronting Bank would issue (and the Lenders would participate in) Letters of Credit to counterparties to support the Borrower's obligations under Reinsurance Agreements;

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

        Section 1.1 Definitions. When used herein the following terms shall have
                    -----------
the following meanings:

        "ABS" means any fixed- income instrument that is not rated below BBB- by
         ---
S&P or Baa3 by Moody's or the equivalent rating from any other natio nally recognized rating agency that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a holder of a receivable or other asset and any other rights or entitlements in respect of a pool of receivables or other assets or any money payable by obligors under those receivables or other assets (whether or not the money is payable to the holder of, or beneficial owner under, the instrument on the same terms and conditions as under the receivables or other assets) in relation to receivables or other assets; including, without limitation, such receivables or assets relating to automobile loans, credit card receivables, manufactured housing, home equity loans and commercial real estate, as well as such other ABS assets as may be acceptable to the Administrative Agent.

        "Administrative Agent" means (a) HVB, in its capacity as administrative
         --------------------         -
agent for the Lenders, and (b) each other Person as shall have subsequently been
                            -
appointed as the successor Administrative Agent pursuant to Section 9.9.
                                                            -----------

        "Advance Rate" is defined in Schedule 1.1.
         ------------                ------------

        "Affiliate" of any Person means any other Person which, directly or
         ---------
indirectly, controls or is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be:

                (a) "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

                        (i) to vote 20% or more of the securities having at the time of any determination hereunder voting power for the election of directors of such Person; or

                        (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or

                (b) "controlled by" or "under common control with" such other Person if such other Person is the executor, administrator, or other personal representative of such Person.

        "Agent-Related Persons" means the Fronting Bank, the Administrative
         ---------------------
Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Person and Affiliates.

        "Agent's Payment Office" means the address for payments set forth on
         ----------------------
Schedule 10.2 in relation to the Administrative Agent, or such other address as
-------------
the Administrative Agent may from time to time specify.

        "Agreement" means this Letter of Credit Reimbursement Agreement.
         ---------

        "Alternative Investment Amount" means, on any date, an amount equal to
         -----------------------------
the sum of the Fair Market Value or Net Asset Value, as applicable, of each Alternative Investment carried in the applicable Custody Account times the applicable Advance Rate based on the investment's maximum period between liquidation notice and expected redemption; provided, that (a) the applicable
                                            --------        -
advance rate for the Moore Japan Restructuring Fund shall be 50% of the current Net Asset Value, and (b) the excess of (i) the Fair Market Value or Net Asset
                      -
Value, as applicable, of any single investment or Eligible Investment Strategy to which the single investment is allocable over (ii) any diversification
                                                  --
requirement applicable to such investment shall be deemed to be zero.

        "Alternative Investments" means (a) hedge funds that are neither
         -----------------------         -
registered under the Investment Company Act of 1940 (the "Act") nor traded on an
                                                          ---
internationally recognized exchange, or whose leverage, defined as the ratio of total debt to net assets, exceeds the maximum of 33% specified in the Act and (b) all investments (other
                                                     -
than Alternative Investments described in (a) above and Non-Alternative Investments) owned by the Borrower, provided that (i) the Lenders reserve the
                                    --------
right to restrict or limit such additional Alternative Investments based on reasonable consideration (ii) the Shares shall be deemed to constitute neither an Alternative Investment nor a Non-Alternative Investment.

        "Annual Statement" means the annual financial statement of the Borrower
         ----------------
as required to be filed with the Minister (or similar Governmental Authority) of the Borrower's domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP.

        "Assignee" is defined in Section 10.8(a).
         --------                ---------------

        "Assignment and Acceptance" is defined in Section 10.8(a).
         -------------------------                ---------------

        "Attorney Costs" means and includes all fees and disbursements of any
         --------------
law firm or other external counsel.

        "Authorized Officers" means those officers of the Borrower and the
         -------------------
Guarantor whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 8.1(d).
                                 --------------

        "Borrower" is defined in the Preamble.
         --------                    --------

        "Borrowing Base" means, on any date, an amount equal to the Non
         --------------
Alternative Investment Amount and the Alternative Investment Amount.

        "Borrowing Base Certificate" means a certificate substantially in the
         --------------------------
form of Exhibit B with such changes therein as the Administrative Agent may
        ---------
request from time to time.

        "Business Day" means any day other than a Saturday, Sunday or other day
         ------------
on which commercial banks in New York City or Hamilton, Bermuda are authorized or required by law to close.

        "Capital Adequacy Regulation" means any guideline, request or directive
         ---------------------------
of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

        "Capital Stock" means, as to any Person, any and all shares, interests,
         -------------
partnership interest, participations, rights in or other equivalents (however designated) of such Person's equity interest (however designated).

        "Capitalized Lease" means, as to any Person, any lease which is or
         -----------------
should be capitalized on the balance sheet in accordance with GAAP, together with any other lease which is in substance a financing lease including, without limitation, any lease under which (a) such Person has or will have an option to
                                   -
purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date the lease is entered into or (b) the term of the lease approximates or exceeds
                              -
the expected useful life of the property leased thereunder.

        "Cash" shall mean Dollars held by the Borrower in the Custody Account.
         ----

        "Cash Equivalents" means, at any time:
         ----------------

                        (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, or obligations which are backed by the full faith and credit of the United States;

                        (ii) certificates of deposit of, or money market accounts in, any depositary institution or trust company incorporated under the laws of the United States or any state thereof, or the U.S. branch of a foreign bank, and subject to supervision and examination by U.S. federal and/or U.S. state banking authorities, so long as, as of the initial investment date, the deposits offered by such depositary institution or trust company are rated at least A-1 by S&P and P-1 by Moody's;

                        (iii) securities bearing interest or sold at a discount and issued by any corporation incorporated under the laws of the United States or any state thereof which, as of the initial investment date, are rated at least A-1 by S&P and P-1 by Moody's;

                        (iv) commercial paper which, as of the initial investment date, is rated at least A-1 by S&P and P-1 by Moody's; and

                        (v) shares in any money market fund rated AAA by S&P and
                Aaa by Moody's;

provided, that such instruments are (a) denominated in Dollars and (b) will
--------                             -                              -
mature in 45 days or less from the date of purchase by, or on behalf of, the Borrower.

        "Change in Control" shall be deemed to have occurred if the Guarantor
         -----------------
ceases to own, directly or indirectly, 100% of the voting common shares of the Borrower, or ceases to exercise effective day-to-day management control over, or permits the sale, transfer or other disposition of all or substantially all of the assets of the Borrower or the Guarantor.

        "Code" means the Internal Revenue Code of 1986, as amended and any
         ----
successor statute of similar import, together with the regulations thereunder, as amended, reformed or otherwise modified and in effect from time to time. References to sections of the Code shall be construed to also refer to successor sections.

        "Collateral" is defined in (a) the "Collateral" as defined in the
         ----------                 -
Security Agreement (b) the "Collateral" as defined in the Mortgage and (c) the
                    -                                                   -
Shares.

        "Commitment" is defined in Section 2.1.
         ----------                -----------

        "Commitment Termination Date" means the earliest to occur of (a) January
         ---------------------------                                  -
13, 2003 as such date may be extended pursuant to Section 2.15 or (b) the date
                                                  ------------     -
on which any Commitment Termination Event occurs.

        "Commitment Termination Event " means (a) the occurrence of an Event of
         ----------------------------          -
Default described in Section 7.1(e) or (b) the occurrence and continuance of any
                     -------------      -
other Event of Default and either (i) the Obligations are declared to be due and
                                   -
payable pursuant to Section 7.2, or (ii) in the absence of such declaration, the
                    -----------      --
Administrative Agent, acting at the direction of the Required Lenders, gives notice to the Borrower that the Commitments have been terminated.

        "Compliance Certificate" means a certificate substantially in the form
         ----------------------
of Exhibit A but with such changes as the Administrative Agent may from time to
   ---------
time request for purposes of monitoring the Borrower's compliance herewith.

        "Contingent Liability" means any agreement, undertaking or arrangement
         --------------------
by which any Person (outside the ordinary course of business) guarantees, endorses, acts as surety for or otherwise becomes or is contingently liable for (by direct or indirect agreement, contingent or otherwise, to provide funds for payment by, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or for the payment of dividends or other distribut ions upon the shares of any other Person or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire or become responsible for any Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of any other Person, or to make payment or transfer property to any other Person other than for fair value received; provided, however, that obligations of the Borrower and
                         --------  -------
its Subsidiaries under Reinsurance Agreements which are entered into in the ordinary course of business shall not be deemed to be Contingent Liabilities for the purposes of this Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum permitted principal amo unt, if larger) of the Debt, obligation or other liability guaranteed or supported thereby.

        "Contractual Obligation" means, relative to any Person, any obligation,
         ----------------------
commitment or undertaking under any agreement or other instrument to which such Person is a party or by which it or any of its property is bound or subject.

        "Control Agreement " means a control agreement substantially in the form
         -----------------
of Exhibit F.

        "Corporate Securities" means publicly traded securities (other than
         --------------------
preferred stock) issued by Industrial Companies, Utilities, Banks, and other-non Bank Financial Companies (as such terms are defined by Standard Industrial Codes) organized in the United States which are not rated below BBB- by S&P and Baa3 by Moody's or the equivalent from any other nationally recognized rating agency.

        "Credit Documents" means this Agreement, each Letter of Credit
         ----------------
Application, the Guaranty, the Mortgage, the Security Agreement, the Control Agreement, the Pledge Agreement and all other agreements, instruments, certificates, documents, schedules or other written indicia delivered by the Borrower, the Guarantor or MRDS in connection with any of the foregoing.

        "Credit Extension" means the issuance of any Letter of Credit and each
         ----------------
Lender's purchase of a Risk Participation therein or the amendment or extension of the stated expiry date of any existing Letter of Credit.

        "Custody Account" means, with respect to Alternative Investments,
         ---------------
account no. 0273540, entitled Max Re Diversified Strategies - Hypo Collateral Account, at Bank of Bermuda and with respect to Non-Alternative Investments, account no. MRLF 0041212 at Mellon Bank N.A. as to which Bank of Bermuda and Mellon Bank N.A., respectively, have entered into control agreements with the Administrative Agent in form and substance satisfactory to the Administrative Agent.

        "Debt" means, with respect to any Person, at any date, without
         ----
duplication, (a) all obligations of such Person for borrowed money or in respect
              -
of loans or advances; (b) all obligations of such Person evidenced by bonds,
                       -
debentures, notes or other similar instruments; (c) all obligations in respect
                                                 -
of letters of credit which have been drawn but not reimbursed by the Person for whose account such letter of credit was issued, and bankers' acceptances issued for the account of such Person; (d) all obligations in respect of Capitalized
                                 -
Leases of such Person; (e) all net Hedging Obligations of such Person; (f)
                        -                                               -
whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, other than those incurred in connection with securities repurchase or lending transactions; (g) Debt of
                       -
such Person secured by a Lien on property owned or being purchased by such Person (including Debt arising under conditional sales or other title retention agreements) whether or not such Debt is limited in recourse; (h) any Debt of
                                                              -
another Person secured by a Lien on any assets of such first Person, whether or not such Debt is assumed by such first Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such person in connection therewith shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such Person securing such Debt); (i) any Debt of a partnership in
                                              -
which such Person is a general partner unless such Debt is nonrecourse to such Person; and (j) all Contingent Liabilities of such Person whether or not in
             -
connection with the foregoing; provided that, notwithstanding anything to
                               --------
contrary contained herein, Debt shall not include (x) contingent liabilities
                                                   -
arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business or, (y) unsecured
                                                              -
current liabilities incurred in the ordinary course of business and paid within 90 days after the due date (unless contested diligently in good faith by appropriate proceedings and, if requested by the Administrative Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments (except as described in clause (x) above) or (z) any obligations of
                                    ----------            -
such Person under any Reinsurance Agreement.

        "Default" means any condition or event, which, after notice or lapse of
         -------
time or both, would constitute an Event of Default.

        "Dollar(s)" and the sign "$"means lawful money of the United States of
         --------                 -
America.

        "Effective Date" means the date on which the conditions precedent for
         --------------
the effectiveness of this Agreement specified in Section 8.1 shall be met.
                                                 -----------

        "Eligible Assignee" means a Person who is (a) a commercial bank
         -----------------                         -
organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank
                                                          -
organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a
                                                            ----
political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a
                                  --------
branch or agency located in the United States; (c) a Person that is primarily
                                                -
engaged in the business of commercial banking and that is (i) a Subsidiary of a
                                                           -
Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or
         --
(iii) a Person of which a Lender is a Subsidiary; or (d) mutual funds, pension
 ---                                                  -
funds and other institutional investors (except an Affiliate of the Borrower) regularly engaged in the making of commercial loans.

        "Eligible Investment Strategy" means, with respect to Alternative
         ----------------------------
Investments, (a) Commodity Trading Advisers; (b) Macro; (c) Directional Equity;
              -                               -          -
(d) Short; (e) High Yield, Convertible, Distressed Securities; (f) Market
 -          -                                                   -
Neutral, Statistical Arbitrage; (g) Fixed Income Arbitrage, MBS Arbitrage; (h)
                                 -                                          -
Index Arbitrage; and (i) Merger Arbitrage, Regulation D, and such other trading
                      -
or investment strategies as HVB may from time to time approve at the Borrower's request.

        "Eligible Investments" means Non Alternative Investments and Alternative
         --------------------        -------------------------------------------
Investments, provided such Eligible Investments (a) are capable of being marked
-----------  --------                            -
to market on a daily basis for Non Alternative Investments, on a monthly basis for Alternative Investments (other than the Moore Japan Restructuring Fund) and on a quarterly basis for the Moore Japan Restructuring Fund; (b) are capable of
                                                              -
being pledged or otherwise transferred to HVB such that HVB can have a perfected security interest in the investment; (c) are held by a custodian acceptable to
                                      -
HVB; (d) in the case of Alternative Investments, are supported by annual
      -
unqualified audited financial statements from accounting firms approved by the Required Lenders, such approval not to be unreasonably withheld and (e) any
                                                                     -
other non-conforming investment with prior written approval of HVB. For purposes of clause (a) above, "capable of being marked to market" with respect to Alternative Investments (other than the Moore Japan Restructuring Fund) means the capability to mark to market no later than the second succeeding monthly report date and with respect to the Moore Japan Restructuring Fund, the fourth succeeding monthly report date.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as
         -----
amended, and any successor statute of similar import, together with the regulations promulgated thereunder and under the Code, in each case as in effect from time to time. References to sections of ERISA also refer to successor sections.

        "ERISA Affiliate" means each such Person (as defined in Section 3(9) of
         ---------------
ERISA) together with the Borrower or the Guarantor would be deemed a single employer within the meaning of Section 414 (b), (c), (m) or (o) of the Code.

        "Event of Default" means any of the events described in Section 7.1.
         ----------------                                       -----------

        "Executive Officer" means, as to any Person, the president, the chief
         -----------------
financial officer or the chief executive officer.

        "Fair Market Value" means (a) with respect to any publicly- traded
         -----------------         -
security (other than those set forth in clause (b)) the closing price for such
                                        ---------
security on the largest exchange on which such security is traded (or if not traded on an exchange, then the average of the closing bid and ask prices quoted over-the-counter) on the date of the determination (as such prices are reported in The Wall Street Journal (Midwest Edition) or if not so reported, in any nationally recognized financial journal or newspaper),

(b) with respect to Cash and Cash Equivalents, the amounts thereof, and (c) with
 -                                                                       -
respect to any Investment (other than those set forth in clauses (a) and (b)),
                                                         -------------------
the price for such Investment on the date of calculation obtained from a generally recognized source approved by the Administrative Agent or the most recent bid quotation from such approved source (or, if no generally recognized source exists as to a particular Investment, any other source specified by the Borrower to which the Administrative Agent does not reasonably object).

        "Federal Funds Rate" means, for any day, the rate set forth in the
         ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

        "Final Maturity Date" means the first anniversary of the Commitment
         -------------------
Termination Date set forth in clause (a) of the definition thereof as extended
                              ----------
from time to time pursuant to Section 2.15.
                              ------------

        "Fiscal Quarter" means any quarter of a Fiscal Year.
         --------------

        "Fiscal Year" means any period of twelve consecutive calendar months
         -----------
ending on the last day of December.

        "FRB" means the Board of Governors of the Federal Reserve System, and
         ---
any Governmental Authority succeeding to any of its principal functions.

        "Fronting Bank" is defined in the Preamble.
         -------------                    --------

        "G7 Government Securities" means any evidence of Debt issued or
         ------------------------
guaranteed by any member country of the G7 (other than the United States) that is rated AA by S&P or Aa by Moody's or the equivalent rating from any other nationally recognized agency.

        "GAAP" means generally accepted accounting principles set forth from
         ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

        "Governmental Authority" means any nation or government, any state or
         ----------------------
other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Grand Central Closing" means the execution of definitive loan
         ---------------------
documentation relating to a letter of credit reimbursement agreement among Grand Central, the lenders party thereto and HVB, as Administrative Agent.

        "Grand Central" means Grand Central Re Limited, a Bermuda-domiciled
         -------------
insurance and reinsurance company which is a wholly-controlled Subsidiary of HVB.

        "Guarantor" means Max Re Capital Ltd., a Bermuda company.
         ---------

        "Guaranty" means a guaranty substantially in the form of Exhibit D.
         --------                                                ---------

        "Hedging Obligations" means, with respect to any Person, the net
         -------------------
liability of such Person under any futures contract or options contract (including property catastrophe futures and options), interest rate swap agreements and interest rate collar agreements and all other agreements or arrangements designed to protect such Person against catastrophic events, fluctuations in interest rates or currency exchange rates.

        "HVB" means Bayerische Hypo- und Vereinsbank AG, New York Branch.
         ---

        "Indemnified Liabilities" is defined in Section 10.5.
         -----------------------                ------------

        "Indemnified Person" is defined in Section 10.5.
         ------------------                ------------

        "Insurance Code" means, with respect to the Borrower, the Insurance Code
         --------------
of the Borrower's domicile and any successor statute of similar import, together with the regulations thereunder, as amended or otherwise modified and in effect from time to time. References to sections of the Insurance Code shall be construed to also refer to successor sections.

        "Insurance Policies" means policies purchased from insurance companies
         ------------------
by any of the Borrower for its own account to insure against its own liability and property loss (including, without limitation, casualty, liability and workers' compensation insurance).

        "Interest Period" means, with respect to any unreimbursed payment or
         ---------------
disbursement made by the Fronting Bank under any Letter of Credit:

                (a) initially, the period commencing on the day specified in the notice delivered by the Administrative Agent with respect to such unreimbursed amount pursuant to the proviso to the second sentence of
        Section 2.5 (which shall be no
        -----------
        earlier than the second Business Day after the date of such notice) and ending one month thereafter; and

                (b) thereafter, as period commencing on the last day of the next preceding Interest Period applicable to such unreimbursed amount and ending one month thereafter;

provided, that all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

                (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                (ii) any Interest Period that would otherwise extend beyond the Final Maturity Date shall (for all purposes other than Section 3.6)
                                                                   -----------
        end on the Final Maturity Date; and

                (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such interest Period) shall end on the last Business Day of a calendar month.

        "Investment" shall mean, as to any Person, any investment in any other
         ----------
Person, whether by means of security purchase, capital contribution, loan, time deposit or otherwise, and shall include without limitation Cash and Cash Equivalents.

        "IRS" means the U.S. Internal Revenue Service, and any Governmental
         ---
Authority succeeding to any of its principal functions under the Code.

        "LC Collateral Account" is defined in Section 2.10.
         ---------------------                ------------

        "LC Obligation" means, at any time, the sum, without duplication, of (a)
         -------------                                                        -
the aggregate undrawn stated amount of all outstanding Letters of Credit plus
(b) the aggregate unpaid amount of all Reimbursement Obligations.
 -

        "LC-Related Documents" means the Letters of Credit, the Letter of Credit
         --------------------
Applications and any other document relating to any Letter of Credit, including any of the Fronting Bank's standard form documents for Letter of Credit issuances or amendments.

        "Lenders" is defined in the Preamble.
         -------                    --------

        "Lending Office" means, as to any Lender, the office or offices of such
         --------------
Lender specified as its "Lending Office" on Schedule 10.2, or such other office
                                            -------------
or offices as such Lender may from time to time notify the Borrower and the Administrative Agent.

        "Letter of Credit" means a standby letter of credit having terms and
         ----------------
provisions which are permitted by this Agreement and which otherwise are reasonably satisfactory to the Fronting Bank issued pursuant to Section 2.3.
                                                                -----------

        "Letter of Credit Application" means a Letter of Credit Application in
         ----------------------------
the form then used by the Fronting Bank for standby letters of credit (with appropriate adjustments to indicate that any letter of credit issued thereunder is to be issued pursuant to, and subject to the terms and conditions of, this Agreement).

        "LIBO Rate" means, for any Interest Period:
         ---------

        (a) the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposit in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period;

        (b) if such date does not appear on said Page 3750 (or such successor), the offered rate for deposits in Dollars with a maturity comparable to such Interest Period appearing on the display designated page "LIBO" on the Reuter Monitor Money Rates Service (or on any successor or substitute page of such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time, for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) as of approximately 11:00 a.m. (London time) on the date two Business Days prior to the commencement of such Interest Period; and

        (c) in the event that neither rate referred to in clauses (a) or (b) is available at such time for any reason, an interest rate per annum equal to the average of the rates per annum at which deposits in Dollars are offered by four major money center banks in London, England selected by the Administrative Agent from time to time, to prime banks in London interbank market at approximately 11:00 a.m. (London time) on the date two Business Days before the first day of such Interest Period in the amount of the applicable unreimbursed payment or disbursement by the Fronting Bank if such amount were to be outstanding for such Interest Period, adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, the next higher 1/4 of one percent.

        "License(s)" is defined in Section 4.10.
         ---------                 ------------

        "Lien" means, when used with respect to any Person, any interest in any
         ----
real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge, retained title of a conditional vendor or lessor, or other security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of title, financ ing or similar statement or notice, or other encumbrance arising as a matter of law, judicial process or otherwise.

        "Margin Stock" means "margin stock" as such term is defined in
         ------------
Regulation U or X of the FRB.

        "Material Adverse Effect" means, the occurrence of an event (including
         -----------------------
any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), which has or could reasonably be expected to have a materially adverse effect on:

                (a) the assets, business, financial condition, operation or prospects of the Borrower or the Guarantor; or

                (b) the ability of the Borrower, the Guarantor or MRDS to perform any of its payment or other material obligations under any of the Credit Documents that by its terms purports to bind the Borrower, the Guarantor or MRDS as the case may be; or

                (c) the legality, validity, binding effect or enforceability against the Borrower, the Guarantor or MRDS of any Credit Document that by its terms purports to bind the Borrower, the Guarantor or MRDS, as the case may be.

        "MBS (Agency Pass-Throughs)" means any instrument, issued by the Federal
         -------------------------
National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a mortgagee and any other rights or entitlements in respect of a pool of mortgages or any money payable by mortgagors under those mortgages in relation to real estate mortgages, and the money payable to the holder of, or beneficiary owner under, the instrument is based on actual or scheduled payments on the underlying mortgages.

        "MBS (Agency CMOs)" means collateralized mortgage obligations or real
         ----------------
estate mortgage investment conduit pass through securities, in any case issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation.

        "MBS Investments" means MBS (Agency CMOs), MBS (Agency Pass- Throughs)
         ---------------
and MBS (Non-Agency CMOs), so long as each such security is not rated below BBB-by S&P or Baa3 by Moody's or the equivalent from any other nationally recognized ratings agency. The weighted average duration of such MBS Investments shall be less than or equal to seven years. The maximum weighted average life of any single MBS Investment shall not exceed 12 years. To the extent MBS Investments included within Eligible Investments violate the restrictions set forth herein, the Fair Market Value of such MBS Investments shall be excluded from the Borrowing Base; provided, however, that only those MBS Investments having the
                --------  -------
lowest aggregate Fair Market Value whose exclusions will result in compliance shall be excluded from the Borrowing Base.

        "MBS (Non-Agency CMOs)" means collateralized commercial mortgage
         --------------------
obligations or commercial real estate mortgage investment conduit pass through securities, not issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation which are not rated below AAA by S&P or Aaa by Moody's or the equivalent from any other nationally recognized ratings agency.

        "Minister" means the Minister of Finance of Bermuda or similar
         --------
Governmental Authority in the applicable jurisdiction.

        "Moody's" means Moody's Investors Service, Inc.
         -------

        "Mortgage" means a mortgage substantially in the form of Exhibit E.
         --------

        "MRDS" means Max Re Diversified Strategies, Ltd., a Bahamas company and
         ----
a wholly owned Subsidiary of the Borrower.

        "Net Asset Value" means, in the case of any Alternative Investment, as
         ---------------
of any date, the excess, if any, of the value of all assets of the applicable hedge fund over all liabilities of the applicable hedge fund.

        "Net Worth" means, for any Person, shareholders equity of such Person
         ---------
and its consolidated Subsidiaries calculated in accordance with GAAP.

        "Non Alternative Investment Amount" means, on any date, an amount equal
         ---------------------------------
to the sum of the Fair Market Value of each Non-Alternative Investment carried in the applicable Custody Account times the applicable Advance Rate; provided,
                                                                     --------
that, if there is no applicable Advance Rate, the Advance Rate is zero.

        "Non Alternative Investments" means (a) Cash and Cash Equivalents; (b)
         ---------------------------         -                              -
MBS Investments; (c) ABS, (d) Corporate Securitie s and (e) G7 Government
                  -        -                             -
Securities.

        "Obligations" means all obligations and liabilities of the Borrower to
         -----------
the Administrative Agent, the Fronting Bank or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, recourse or nonrecourse or now or hereafter existing or due or to become due, whether for Reimbursement Obligations, interest, fees, expenses, claims, indemnities or otherwise, in any case, however, under or in connection with this Agreement, or any other Credit Document.

        "Ordinary Course Litigation" is defined in Section 4.2.
         --------------------------                -----------

        "Organization Documents" means, for any corporation, the certificate or
         ----------------------
articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

        "Other Taxes" means any present or future stamp or documentary taxes or
         -----------
any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, enforcement or registration of, or otherwise with respect to, this Agreement or any other Credit Documents.

        "Participants" is defined in Section 10.8(d).
         ------------                ---------------

        "Person" means any natural person, corporation, partnership, firm,
         ------
trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

        "Plan" means any "employee pension benefit plan" or "employee welfare
         ----
benefit plan" as such terms are defined in ERISA, and as to which the Borrower, the Guarantor or any ERISA Affiliate has or may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

        "Pledge Agreement" means a pledge agreement substantially in the form of
         ----------------
Exhibit G.

        "Pro Rata Share" means as to any Lender at any time, the percentage
         --------------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Commitment divided by the combined Commitments of all Lenders.

        "Purchase Money Debt" means and includes (a) Debt (other than the
         ------------------                       -
Obligations) for the payment of all or any part of the purchase price of any fixed assets, (b) any Debt (other than the Obligations) incurred at the time of
               -
or within ten days prior to or after the
acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (c) any renewals, extensions, or refinancings
                                 -
thereof, but not any increases in the principal amounts thereof outstanding at such time, but excluding, for purposes of this definition, any such Debt constituting a Capitalized Lease.

        "Purchase Money Lien" means a Lien upon fixed assets which secures
         -------------------
Purchase Money Debt, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Debt secured by such Lien.

        "Reimbursement Obligation" means the obligation of the Borrower under
         ------------------------
Section 2.5 to reimburse the Fronting Bank and/or the Lenders for amounts paid
-----------
by the Fronting Bank in respect of each drawing under any of the Letters of Credit.

        "Reinsurance Agreement" means any agreement, contract, treaty,
         ---------------------
certificate or other arrangement whereby the Borrower agrees to assume from or reinsure another insurer or reinsurer all or part of the liability of such insurer or reinsurer under a policy or policies of insurance issued by such insurer or reinsurer.

        "Required Lenders" means, at any time, Lenders then ha ving at least a
         ----------------
majority of the aggregate amount of the Commitments or, if the Commitments have been terminated, Lenders then holding at least a majority of the then aggregate outstanding Risk Participations.

        "Requirement of Law" for any Person means the Organization Documents of
         ------------------
such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Risk Participation" is defined in Section 2.4.
         ------------------                -----------

        "SAP" means, as to the Borrower, the statutory accounting practices
         ---
prescribed or permitted by the Minister (or other similar authority) in the Borrower's domicile for the preparation of Annual Statements and other financial reports by insurance corporations of the same type as the Borrower.

        "Security Agreement" means a security agreement substantially in the
         ------------------
form of Exhibit C, such form to include terms and provisions as determined by
        ---------
HVB as necessary or advisable in order to obtain the highest available credit rating for the Letters of Credit, including, without limitation, the right of the Administrative Agent to re- hypothecate all or any portion of the Collateral for a Letter of Credit to the benefit of the beneficiary of such Letter of Credit or a contractual structure such that the Security Agreement shall be for the joint benefit of the Administrative Agent, on behalf of the Lenders, and each beneficiary of a Letter of Credit in proportion to their respective interests.

        "S&P" means Standard & Poor's Ratings Services, a division of The
         ---
McGraw- Hill Companies, Inc.

        "Shares" is defined in the Pledge Agreement.
         ------

        "Subsidiary" means a corporation of which the indicated Person and/or
         ----------
its other Subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares as have at the time of any determination hereunder more than 50% of the ordinary voting power. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Borrower.

        "Taxes" means any and all present or future taxes, levies, imposts,
         -----
deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes as are imposed on or measured by such Lender's or the Administrative Agent's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a Lending Office.

        Section 1.2 Other Interpretive Provisions.
                    -----------------------------

        (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

        (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

        (c)     (i)     The term "documents" includes any and all instruments,
documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                (ii) The term "including" is not limiting and means "including without limitation."

                (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

        (d)     Unless otherwise expressly provided herein, (i) references to
                                                             -
agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Credit Document, and (ii) references to any
                                                     --
statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

        (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

        (f) This Agreement and other Credit Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

        (g) This Agreement and the other Credit Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

        Section 1.3 Accounting Principles. Unless otherwise defined or the
                    ---------------------
context otherwise requires, all financial and accounting terms used herein or in any of the Credit Documents or any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP or SAP, as the context may require. When used in this Agreement, the term "financial statements" shall include the notes and schedules thereto. In addition, when used herein, the terms "best knowledge of" or "to the best knowledge of" any Person shall mean matters within the actual knowledge of such Person (or an Executive Officer of such Person) or which should have been known by such Person after reasonable inquiry.

                                 ARTICLE II

                       AMOUNT AND TERMS OF COMMITMENT

        Section 2.1 Letter of Credit Commitment. Upon and subject to the terms
                    ---------------------------
and conditions hereof, the Fronting Bank hereby agrees to issue Letters of Credit at the request of and for the account of the Borrower from time to time before the Commitment Termination Date and, as more fully set forth in Section
                                                                       -------
2.4, each Lender hereby agrees to purchase a participation in each such Letter
---
of Credit, provided that the aggregate LC Obligations of any Lender shall not at
           --------
any time exceed the amount set forth opposite such Lender's name on Schedule 2.1
                                                                    ------------
(such amount as the same may be adjusted under

Section 2.2, the "Commitment"); provided, further, that after giving effect to
-----------       ----------    --------  -------
any Credit Extension, the aggregate amount of LC Obligations outstanding shall not exceed the lesser of (x) the combined Commitments and (y) the Borrowing
                          -                                -
Base.

        Section 2.2 Termination or Reduction of Commitments. The Borrower may,
                    ---------------------------------------
upon not less than five Business Days' prior notice to the Administrative Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $500,000 in excess thereof; unless, after giving effect thereto and to any prepayments or cash
------
collateralization of LC Obligations to be made on the effective date thereof, the then-outstanding LC Obligations would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Lender according to its Pro Rata Share.

        Section 2.3 Letter of Credit Procedures. The Borrower shall give notice
                    ---------------------------
to the Fronting Bank and the Administrative Agent of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by a Letter of Credit Application, duly executed by the Borrower and in all respects satisfactory to the Fronting Bank, together with such other documentation as the Fronting Bank may reasonably request in support thereof, it being understood that each Letter of Credit Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the amount of the Letter of Credit, the expiration date of such Letter of Credit (which shall not be later than five Business Days prior to the Final Maturity Date) and whether such Letter of Credit is to be transferable in whole or in part. Subject to the satisfaction of the conditions precedent set forth in Article VIII, the Fronting Bank shall issue such Letter
                       ------------
of Credit on the requested issuance date. Letters of Credit shall only be issued for the account of the Borrower, shall be denominated in US Dollars and such other currencies as may from time to time be agreed by the parties hereto, and shall be issued solely for the purposes described in Section 4.6. In the event
                                                     ------------
of a conflict between this Agreement and a Letter of Credit Application, the terms of this Agreement shall control.

        Section 2.4 Risk Participations in Letters of Credit. Concurrently with
                    ----------------------------------------
the issuance of each Letter of Credit and any amendment thereto, the Fronting Bank shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Fronting Bank, without recourse or warranty, an undivided interest and participation (a "Risk Participation"), to the extent of such other
                               ------------------
Lender's Pro Rata Share, in such Letter of Credit and the Borrower's Reimbursement Obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Fronting Bank's "Risk Participation" therein. The Fronting Bank hereby agrees, upon request of the Administrative Agent or any Lender, to deliver to the

Administrative Agent or such Lender a list of all outstanding Letters of Credit, together with such information related thereto as the Administrative Agent or such other Lender may reasonably request.

        Section 2.5 Reimbursement Obligations. The Borrower hereby
                    -------------------------
unconditionally and irrevocably agrees to reimburse the Fronting Bank for each payment or disbursement (including any amounts deducted or withheld by the Fronting Bank on such payment or disbursement, to the extent such deduction or withholding is required by applicable law) made by the Fronting Bank under any Letter of Credit issued at its request honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or distribution shall bear interest from and including the date of such payment or disbursement to but not including the date that the Fronting Bank is reimbursed by the Borrower therefor, payable on demand, at a rate per annum equal to the sum of (a) 0.5% per annum above the latest Federal Funds Rate and (b) 2.00%;
        -                                                          -
provided, however, that if any such unreimbursed amount shall remain outstanding
--------  -------
for more than seven days, the Fronting Bank, at its option, upon not less than two Business Days' notice to the Borrower, may change the interest rate applicable to such unreimbursed amount for each day during each Interest Period with respect to each unreimbursed amount to a rate per annum equal to the sum of the LIBO Rate plus 2.00%. The Fronting Bank shall notify the Borrower and the Administrative Agent forthwith whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided, however, that the
                                                --------  -------
failure of the Fronting Bank to so notify the Borrower or the Administrative Agent shall not affect the rights of the Fronting Bank or the Lenders in any manner whatsoever.

        Section 2.6 Limitation on the Fronting Bank's Obligations. In
                    ---------------------------------------------
determining whether to pay under any Letter of Credit, the Fronting Bank shall have no obligation to the Borrower or any Lender other than to confirm that any documents required to be delivered under such Letter of Credit have been delivered and substantially comply with the requirements of such Letter of Credit. Subject to the preceding sentence, any action taken or omitted to be taken by the Fronting Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Fronting Bank any liability to the Borrower or any Lender and shall not reduce or impair the Borrower's reimbursement obligations set forth in Section 2.5 or the obligations of the Lenders pursuant to Section
             -----------                                               -------
2.7.
---

        Section 2.7 Funding by Lenders to the Fronting Bank. If the Fronting
                    ---------------------------------------
Bank makes any payment or disbursement under any Letter of Credit and the Borrower has not reimbursed the Fronting Bank in full for such payment or disbursement by 10:00 a.m. (New York City time) on the date of such payment or disbursement or if any reimbursement received by the Fronting Bank from the Borrower is or must be returned or rescinded upon or during any bankruptcy, insolvency or reorganization of the Borrower or otherwise, each Lender shall be obligated to pay to the Fronting Bank, in full or partial payment of the purchase price of its participation in such Letter of Credit, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the obligations of the Borrower under Section 2.5), and the
                                                     -----------
Administrative Agent shall promptly notify each Lender thereof. Each Lender irrevocably and unconditionally agrees, severally and for itself alone, so to pay to the Administrative Agent in immediately available funds for the Fronting Bank's account the amount of such Lender's Pro Rata Share of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Administrative Agent by 2:00 p.m. (New York City time) on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, New York City time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Fronting Bank's account forthwith on demand for each day from and including the date such amount was to have been delivered to the Administrative Agent to but excluding the date such amount is paid, at a rate per annum equal to (a) for the first three days
                                                   -
after demand, the Federal Funds Rate from time to time in effect and (b)
                                                                      -
thereafter, 0.5% per annum above the latest Federal Funds Rate from time to time in effect. Any Lender's failure to make available to the Administrative Agent its Pro Rata Share of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent such other Lender's Pro Rata Share of any such payment or disbursement.

        Section 2.8 Warranty. The delivery of each Letter of Credit Application
                    --------
pursuant to Section 2.3 and each request for amendment or extension of an
            -----------
existing Letter of Credit shall automatically constitute a warranty by the Borrower to the Administrative Agent and each Lender to the effect that on the date of such requested Credit Extension that the conditions of Section 8.2 have
                                                               -----------
been satisfied.

        Section 2.9 Obligations Absolute. The obligations of the Borrower under
                    --------------------
this Agreement and any LC-Related Document to reimburse the Administrative Agent, the Fronting Bank and the Lenders for a drawing under a Letter of Credit and to repay any Obligations shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other LC-Related Document under all circumstances, including the following:

                (a) any lack of validity or enforceability of this Agreement or any LC-Related Document;

                (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the LC-Related Documents;

                (c) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, the Fronting Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the LC-Related Documents or any unrelated transaction;

                (d) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                (e) any payment by the Fronting Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Fronting Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor- in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding;

                (f) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or

                (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower, the Guarantor or MRDS.

        Section 2.10 Mandatory Reduction/Cash Collateralization of Letters of
                     --------------------------------------------------------
Credit.
------

        (a)     If on any day (i) the LC Obligations exceed the combined
                               -
Commitments on such day or (ii) the LC Obligations exceed the Borrowing Base on
                            --
such day, the Borrower shall immediately deposit, or cause MRDS to deposit, into the applicable Custody Account Eligible Investments or reduce the LC Obligations, or do a combination of the foregoing, in an amount sufficient to eliminate such excess. If, at any time, the sum of the Fair Market Value or Net Asset Value, as applicable, of each Alternative Investment carried in the applicable Custody Account exceeds the Fair Market Value of the Shares at the time pledged pursuant to the Pledge Agreement, then, to the extent, if any, that it is necessary for Alternative Investments having a Fair Market Value or Net Asset Value, as applicable, equal to such excess to be taken into account in order to support the Borrowing Base required at such time pursuant to this Agreement, the Borrower shall promptly pledge such additional number of Shares pursuant to the Pledge Agreement as shall be necessary to eliminate such excess.

                (b) On the Final Maturity Date or, if earlier, the date the Obligations are accelerated pursuant to Section 7.2, and until the final
                                        -----------
expiration date of any Letter of Credit and thereafter so long as any Obligations are payable hereunder, the Borrower shall immediately cash collateralize such Letters of Credit with Cash and Cash Equivalents in an amount equal to 102% of the outstanding LC Obligations and such Collateral shall be placed in a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "LC Collateral Account") at the Administrative
                               ---------------------
Agent's office in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Fronting Bank and the Lenders and the Borrower shall have no interest therein except as set forth in Section 7.3. The Borrower hereby pledges, assigns and grants to the
   -----------
Administrative Agent, for the benefit of the Fronting Bank and the Lenders, a security interest in all of the Borrower's right, title and interest in and to the LC Collateral Account, all funds and Cash Equivalent Investments which may from time to time be on deposit in the LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent may invest any funds on deposit from time to time in the LC Collateral Account in Cash Equivalents having a maturity not exceeding 30 days. Funds earned on such Cash Equivalents shall be deposited into the LC Collateral Account.
                Section 2.11 Fees.
                             ----

                (a)     Reserved.
                        --------

                (b)     Non-Use Fees. The Borrower shall pay to the
                        ------------
Administrative Agent for the account of each Lender a non- use fee on the actual daily unused portion of such Lender's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Administrative Agent, equal to 0.15% per annum. Such non-use fee shall accrue from the Effective Date to the Commitment Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on March 31, 2002 through the Commitment Termination Date, with the final payment to be made on the Commitment Termination Date. The non-use fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in
Article VIII are not met.
------------

                (c)     Letter of Credit Fees.
                        ---------------------

                        (i) The Borrower shall pay to the Administrative Agent for the account of each Lender a per annum letter of credit fee of 0.40% of the average amount of Letters of Credit outstanding that are secured by Non Alternative Investments and a per annum letter of credit fee of 0.90% of the average amount Letters of Credit outstanding that are secured by Alternative Investments. Such letter of credit fee shall be computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on March 31, 2002 through the Final Maturity Date with the final payment to be made on the Final Maturity Date. Such letter of credit fee shall be pro-rated for Letters of Credit outstanding that are secured by both Non Alternative Investments and Alternative Investments and for any period that is less than a full quarter, such letter of credit fee shall be further pro-rated for the number of days in such period.

                        (ii) In addition, with respect to each Letter of Credit requested by the Borrower or any amendment or extension thereof, the Borrower agrees to pay to the Fronting Bank such fees and expenses as the Fronting Bank customarily requires in connection with the issuance, amendment, transfer, negotiation, processing and/or administration of letters of credit.

                Section 2.12 Computation of Fees and Interest.
                             --------------------------------

                (a) All computations of interests and fees shall be made on the basis of a 360-day year and actual days elapsed. Notwithstanding the foregoing, interest on Reimbursement Obligations calculated by reference to the Federal Funds Rate shall be computed on the basis of a 365/366-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

                (c) Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such

Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

                Section 2.13 Payments by the Borrower.
                             ------------------------

                (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Administrative Agent for the account of the Fronting Bank or the Lenders, as the case may be, at the Administrative Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 10:00 a.m. (New York time) on the date specified herein. The Administrative Agent will promptly distribute to the Fronting Bank or each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 10:00 a.m. (New York time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                Section 2.14 Sharing of Payments, Etc. If, other than as
                             ------------------------
expressly provided elsewhere herein, any Lender shall obtain on account of the LC Obligations any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Lender shall immediately (a) notify the Administrative Agent of such fact,
                               -
and (b) purchase from the other Lenders such participations in the LC
     -
Obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that
                                                        --------  -------
if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required
                                 -
repayment to (ii) the total amount so recovered from the purchasing Lender) of
              --
any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with respect to such participation as
                        -------------
fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

                Section 2.15 Commitment Termination Date Extension.
                             -------------------------------------

                (a) The Borrower may, by notice to the Administrative Agent given not more than 60 days and not less than 45 days prior to the then scheduled Commitment Termination Date, request that the Lenders extend the Commitment Termination Date for 364 days after the then scheduled Commitment Termination Date and extend the Final Maturity Date for one year after the then scheduled Final Maturity Date. The Administrative Agent shall notify the Lenders of its receipt of any notice (the "Extension Request Date") given pursuant to
                                   ----------------------
this Section 2.15(a) within two Business Days after the Administrative Agent's
     --------------
receipt thereof. Each Lender (a "Consenting Lender") may, by irrevocable notice
                                 -----------------
to the Borrower and the Administrative Agent delivered to the Borrower and the Administrative Agent not later than 45 days after the Extension Request Date (the "Consent Period"), consent to such extension of the Commitment Termination
      --------------
Date and the Final Maturity Date, which consent may be given or withheld by each Lender in its absolute and sole discretion. Subject to Section 2.15(c), any such
                                                       --------------
extensions shall take effect on and as of the then scheduled Commitment Termination Date.

                (b)     Withdrawing Lenders. No extension pursuant to Section
                        -------------------                           -------
2.15(a) shall be effective with respect to a Lender that either (i) by a notice
------                                                           -
(a "Withdrawal Notice") delivered to the Borrower and the Administrative Agent,
    -----------------
declines to consent to such extension or (ii) has failed to respond to the
                                          --
Borrower and the Administrative Agent within the Consent Period (each such Lender giving a Withdrawal Notice or failing to respond in a timely manner being "Withdrawing Lender").
 ------------------

                (c)     Replacement of Withdrawing Lender. The Borrower shall
                        ---------------------------------
have the right during the 60 day period following the end of the Consent Period to replace the Withdrawing Lender with an existing Lender or a new Lender who consents to the extension of the Commitment Termination Date (a "Replacement
                                                                 -----------
Lender"). In the event the Borrower has not replaced the Withdrawing Lender
------
within said 60 day period, the Borrower may request the Consenting Lenders to reduce the Commitments by the amount of the Withdrawing Lender's Commitment and extend the Commitment Termination Date and the Final Maturity Date which consent may be given or withheld by each Consenting Lender in its sole discretion. In the event all of the Consenting Lenders agree to such reduction and extension then, subject to compliance with Section 2.2, on and as of the
                                               -----------
then scheduled Commitment Termination Date (x) the Commitment shall be reduced
                                            -
by an amount equal to the Commitment of the unreplaced Withdrawing Lender, (y)
                                                                            -
such Withdrawing Lender shall cease to be a Lender under this Agreement and (z)
                                                                             -
the Commitment Termination Date and the Final Maturity Date shall be extended. In the event the Withdrawing Lender has not been replaced or all of the Consenting Lenders have not consented to reduction of the Commitment pursuant to this Section
                                                                   -------
2.15(c), the Commitment Termination Date and the Final Maturity Date shall not
------
be extended.

                (d)     Assignment by Withdrawing Lender. A Withdrawing Lender
                        --------------------------------
shall be obliged, at the request of the Borrower and subject to the Withdrawing Lender receiving payment in full of all amounts owing to it under this Agreement concurrently with the effectiveness of an assignment, to assign, without recour se or warranty and by an Assignment and Acceptance, all of its rights and obligations hereunder to any Replacement Lender nominated by the Borrower and willing to accept such assignment; provided that such assignee
                                                --------
satisfies all the requirements of this Agreement and such assignment is consented to by the Administrative Agent, which consent shall not be withheld or delayed unreasonably.

                (e)     Scheduled Commitment Termination Date. If the scheduled
                        -------------------------------------
Commitment Termination Date and the Final Maturity Date shall have been extended in respect of Consenting Lenders and any Replacement Lender in accordance with
Section 2.15(a), all references herein to the "Commitment Termination Date" and
--------------
the "Final Maturity Date', shall refer to the Commitment Termination Date or the Final Maturity Date as so extended.

                Section 2.16 Letter of Credit Terms; Applicability of ISP98 or
                             -------------------------------------------------
UCP. Each Letter of Credit shall be in the form, and contain such terms, as may
---
be required under the applicable rules and regulations for the beneficiary thereof to obtain financial statement credit. Unless otherwise agreed by the Fronting Bank and the Borrower, each Letter of Credit shall be governed by either the "International Standby Practices 1998" or the "Uniform Customs and Practice for Commercial Documentary Credits" (International Chamber of Commerce Publication No. 500).

                                ARTICLE III

                   TAXES, YIELD PROTECTION AND ILLEGALITY

                Section 3.1 Taxes.
                            -----

                (a) Any and all payments by the Borrower to the Fronting Bank, each Lender or the Administrative Agent under this Agreement and any other Credit Document shall be made free and clear of, and without deduction or withholding for, any Taxes except as required by law. In addition, the Borrower shall pay all Other Taxes.

                (b) The Borrower agrees to indemnify and hold harmless the Fronting Bank, each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Fronting Bank, such Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and Attorney Costs and other expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Fronting Bank, such Lender or the Administrative Agent makes written demand therefor.

                (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to the Fronting Bank, any Lender or the Administrative Agent, then:

                        (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) the Fronting Bank, such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                        (ii) the Borrower shall make such deductions or withholdings;

                        (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                        (iv) the Borrower shall also pay, without duplication,
                to the Fronting Bank, such Lender or the Administrative Agent, as the case may be, all additional amounts which the respective Person specifies as reasonably necessary to preserve the after-tax yield such Person would have received if such Taxes or Other Taxes had not been imposed.

                (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

                (e) If the Borrower is required to pay additional amounts to the Fronting Bank, any Lender or the Administrative Agent pursuant to Section
                                                                      -------
3.1(c), then such Person shall use reasonable efforts (consistent with legal
-----
and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Person is not otherwise disadvantageous to such Person or inconsistent with such Person's internal policies.

                (f) If the Administrative Agent, the Fronting Bank or any Lender receives a refund in respect of Taxes or Other Taxes paid by the Borrower pursuant to this Section 3.1, which in the good faith judgment of such
                          -----------
Person is allocable to such payment, it shall
promptly pay such refund to the Borrower, net of all out-of-pocket expenses (including taxes) of such Person incurred in obtaining such refund, provided,
                                                                    --------
however, that the Borrower agrees to promptly return such refund to the
-------
applicable Person if it receives notice from such Person that such Person is required to repay such refund. Nothing contained herein shall require the Administrative Agent or any Lender to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Borrower.

                Section 3.2 Illegality.
                            ----------

                (a) If the Fronting Bank or any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, in each case after the date hereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for the Fronting Bank or any Lender or its applicable Lending Office to make or participate in any Credit Extensions, then, on notice thereof by the Fronting Bank or such Lender to the Borrower through the Administrative Agent, the obligation of the Fronting Bank and all Lenders to make or participate in Credit Extensions shall be suspended until Fronting Bank or such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                (b) Before giving any notice to the Administrative Agent under this Section, the Fronting Bank or the affected Lender shall designate a different Lending Office with respect to its Credit Extensions if such designation will avoid the need for giving such notice or making such demand and will not, in the sole judgment of such Person, be illegal or otherwise disadvantageous to the Lender or inconsistent with such Person's internal policies.

                Section 3.3 Increased Costs and Reduction of Return.
                            ---------------------------------------

                (a) If the Fronting Bank or any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of
           -
any law or regulation, in each case after the date hereof, or (ii) the
                                                               --
compliance by the Fronting Bank or that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) after the date hereof, there shall be any increase in the cost to the Fronting Bank or such Lender of agreeing to make or making, funding or maintaining any Credit Extensions, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of the Fronting Bank or such Lender, additional amounts as are sufficient to compensate the Fronting Bank or such Lender for such increased costs; provided
                                                                      --------
that, to the extent such increased costs are not specifically related to the Obligations, the Fronting Bank or such Lender is charging such amounts to its customers on a non-discriminatory basis, provided, further, that the
                                         --------  -------

Borrower shall not be obligated to pay any additional amounts which were incurred by the Fronting Bank or such Lender more than 90 days prior to the date of such request.

                (b) If the Fronting Bank or any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in
      -                                                        --
any Capital Adequacy Regulation, (iii) any change in the interpretation or
                                  ---
administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Fronting Bank or such Lender (or its Lending
             --
Office) or any corporation controlling the Fronting Bank or such Lender with any Capital Adequacy Regulation, in each case after the date hereof, affects or would affect the amount of capital required or expected to be maintained by the Fronting Bank or such Lender or any corporation controlling the Fronting Bank or such Lender and (taking into consideration the Fronting Bank or such Lender's or such corporation's policies with respect to capital adequacy and the Fronting Bank or such Lender's desired return on capital) determines that the amount of such capital is increased or its rate of return is decreased as a consequence of its Commitment, Credit Extensions, or obligations under this Agreement, then, upon demand of the Fronting Bank or such Lender to the Borrower through the Administrative Agent, the Borrower shall pay to the Fronting Bank or such Lender, from time to time as specified by the Fronting Bank or such Lender, additional amounts sufficient to compensate the Fronting Bank or such Lender for such increase; provided that to the extent such increased costs are not
               --------
specifically related to the Obligations, the Fronting Bank or such Lender is charging such amounts to its customers on a non-discriminatory basis, provided,
                                                                      --------
further, that the Borrower shall not be obligated to pay any additional amounts
-------
which were incurred by the Fronting Bank or such Lender more than 90 days prior to the date of such request.

                Section 3.4 Certificates of Lenders. Any Person claiming
                            -----------------------
reimbursement or compensation under this Article III shall deliver to the
                                         -----------
Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Person hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

                Section 3.5 Substitution of Lenders. Upon the receipt by the
                            -----------------------
Borrower from the Fronting Bank or any Lender (an "Affected Lender") of a claim
                                                   ---------------
for compensation under Section 3.1, 3.2 or 3.3 the Borrower may: (a) request
                       -----------  ---    ---                    -
the Affected Lender to use its reasonable efforts to obtain a replacement bank or financial institution satisfactory to the Borrower to acquire and assume all or a ratable part of all of such Affected Lender's Credit Extensions and Commitment (a "Substitute Lender"); (b) request one more of the other Lenders
               -----------------     -
to acquire and, assume all or part of such Affected Lender's Credit Extensions and Commitment; or (c) designate a Substitute Lender. Any such designation of a
                    -
Substitute Lender under clause (a) or (b) shall be subject to the prior written
                        ---------      -
consent of the Administrative Agent (which consent shall not be unreasonably withheld).

                Section 3.6 Break Funding Payments. In the event of the payment
                            ----------------------
of any unreimbursed amount referred to in Section 2.5 that is subject to a per annum interest rate equal to the sum of the LIBO Rate plus 2.00% on a date other than the last day of an Interest Period therefor (including without limitation as a result of an Event of Default), the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event, which shall be the amount, as reasonably determined by such Lender, equal to the excess, if any, of (i) the LIBO Rate for the balance of such Interest Period
                    -
over (ii) the amount of interest that such Lender would earn on such principal
      --
amount for the balance of such Interest Period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an Affiliate of such Lender) for Dollar deposits from other banks in the Eurodollar market at the commencement of such period. A certificate of such Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 3.6 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay the Administrative Agent, for the account of the applicable Lender, the amount shown as due on any such certificate within 10 days after receipt thereof.

                Section 3.7 Survival. The agreements and obligations of the
                            --------
Borrower in this Article III shall survive the payment of all other Obligations.
                 -----------

                                ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

                To induce the Lenders to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Lender that:

                Section 4.1 Due Organization, Authorization, etc. Each of the
                            ------------------------------------
Borrower, its Subsidiaries and the Guarantor (a) is a company duly organized,
                                              -
validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) is duly qualified to do business and in good standing in
                -
each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to qualify would not have a Material Adverse Effect, which jurisdictions are set forth with respect to the Borrower, each of its Subsidiaries and the Guarantor on Schedule 4.1 as
                                                               ------------
revised from time to time by the Borrower pursuant to Section 5.1(m), (c) has
                                                      -------------    -
the requisite company power and authority and the right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be conducted, and (d) has obtained all material
                                                   -
licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by this Agreement) as to each of the foregoing, except where the failure to do so would not have a Material Adverse Effect. The execution, delivery and performance by each of the Borrower, the Guarantor and MRDS of this Agreement and each of the Credit Document and the consummation of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required). The Borrower has received all other material consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien (other than pursuant to the Credit Documents) or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower. This Agreement and each of the Credit Documents is (or when executed and delivered will be) the legal, valid, and binding obligation of the Borrower, the Guarantor and MRDS enforceable against the Borrower, the Guarantor and MRDS, as the case may be, in accordance with its respective terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles.

                Section 4.2 Litigation and Contingent Liabilities. (a) Except as
                            -------------------------------------   -
set forth (including estimates of the dollar amounts involved) in Schedule 4.2
                                                                  ------------
hereto and (b) except for claims which are covered by Insurance Policies,
            -
coverage for which has not been denied in writing, or which relate to Reinsurance Agreements issued by the Borrower or its Subsidiaries or to which it is a party entered into by the Borrower or any of its Subsidiaries in the ordinary course of business (referred to herein as "Ordinary Course
                                                    ---------------
Litigation"), no claim, litigation (including, without limitation, derivative
----------
actions), arbitration, governmental investigation or proceeding or inquiry is pending or, to the knowledge of the Borrower, threatened against the Borrower or its Subsidiaries (i) which would, if adversely determined, have a Material
                     -
Adverse Effect or (ii) which relates to any of the transactions contemplated
                   --
hereby. Other than any liability incident to such claims, litigation or proceedings, neither the Borrower nor any of its Subsidiaries has any material Contingent Liabilities.

                Section 4.3 Employee Benefit Plans. Neither the Borrower nor the
                            ----------------------
Guarantor (nor any ERISA Affiliate) has any Plans.

                Section 4.4 Regulated Entities. The Borrower is not an
                            ------------------
"investment company" or a company "controlled by an investment company," for the purpose of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under the Public Utility Holding Act of 1935, the Federal Power Act, the Interstate Commerce Act, any public utilities code, or any other Requirement of Law limiting its ability to incur Debt.

                Section 4.5 Regulations U and X. The Borrower is not engaged
                            -------------------
principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. None of the Borrower, any Affiliate or any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Agreement, the making or existence of the Credit Extensions or the use of proceeds of the Credit Extensions to violate Regulations U or X of the FRB.

                Section 4.6 Proceeds. Letters of Credit issued hereunder will be
                            --------
used solely to secure the Borrower's obligations under Reinsurance Agreements.

                Section 4.7 Business Locations. Schedule 4.7 as revised from
                            ------------------  ------------
time to time by the Borrower pursuant to Section 5.1(m) lists each of the
                                         --------------
locations where the Borrower and its Subsidiaries maintain an office, a place of business.

                Section 4.8 Accuracy of Information. All factual written
                            -----------------------
information furnished heretofore or contemporaneously herewith by or on behalf of the Borrower to the Administrative Agent or the Lenders for purposes of or in connection with this Agreement or any of the transactions contemplated hereby, as supplemented to the date hereof, is and all other such factual written information hereafter furnished by or on behalf of the Borrower to the Administrative Agent or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading under the circumstances in which given.

                Section 4.9 Subsidiaries. The Borrower has no Subsidiaries other
                            ------------
than those specified in Schedule 4.9.

                Section 4.10 Insurance Licenses. Schedule 4.10 as revised from
                             ------------------  -------------
time to time by the Borrower pursuant to Section 5.1(m) lists all of the
                                         -------------
jurisdictions in which the Borrower and its Subsidiaries hold licenses (including, without limitation, licenses or certificates of authority from applicable insurance departments), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"). Except as
                                                       --------
set forth on Schedule 4.10, to the best of the Borrower's knowledge, no such
             -------------
License is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and no such suspension or revocation is threatened by any insurance department. Schedule 4.10 as revised from time to time by the Borrower pursuant
            -------------
to Section 5.1(m) indicates the line or lines of insurance which the Borrower
   -------------
and its Subsidiaries are permitted to be engaged in with respect to each License therein listed. Neither the Borrower nor any of its Subsidiaries transacts any insurance business, directly or indirectly, in any jurisdiction other than those enumerated on Schedule 4.10 as revised from time to time by
                               -------------
the Borrower pursuant to Section 5.1(m) hereto, where such business requires
                         -------------
that the Borrower or any of its subsidiaries obtain any license, permit, governmental approval, consent or other authorization.

                Section 4.11 Taxes. The Borrower and its Subsidiaries have filed
                             -----
by the required filing date all tax returns that are required to be filed by it, and has paid, or provided adequate reserves for the payment of, all material taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than those that are not yet delinquent and those that are being contested in good faith by appropriate proceedings and with respect to which reserves have been established, and are being maintained, in accordance with GAAP if and so long as such contest, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. On the Effective Date there is no ongoing audit by a taxing authority or, to the Borrower's knowledge, other governmental investigation of the tax liability of the Borrower and there is no unresolved claim by a taxing authority concerning the Borrower's tax liability, for any period for which returns have been filed or were due. As used in this
Section 4.11, the term "taxes" includes all taxes of any nature whatsoever and
------------
however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

                Section 4.12 Securities Laws. Neither the Borrower nor any
                             ---------------
Affiliate, nor to the Borrower's knowledge anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Credit Extensions or any other Obligation for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would cause the issuance or sale of the Credit Extensions to be required to be registered under the Securities Act of 1933, as amended.

                Section 4.13 Compliance with Laws. Neither the Borrower nor any
                             --------------------
of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, where the effect of such violation could reasonably be expected to have a Material Adverse Effect and, to the best of the Borrower's knowledge, no such violation has been alleged and the Borrower and each of its Subsidiaries (i)
                                                                          -
has filed in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority, if such failure to so file could reasonably be expected to have a Material Adverse Effect; and the information contained in each of such filings is true, correct and complete in all material respects and (ii) has retained all records and documents required
                           --
to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the failure to so retain such records and documents could reasonably be expected to have a Material Adverse Effect.

                Section 4.14 Financial Condition. The Borrower has furnished to
                             -------------------
the Administrative Agent and each Lender the audited consolidated financial statements of the Borrower and its consolidated Subsidiaries as at December 31, 2000, with the opinion thereon of KPMG Peat Marwick. All financial projections and related materials and documents furnished to the Lenders pursuant to this Agreement are based upon facts and assumptions that the Borrower believed to be reasonable in light of current and foreseeable business conditions on the date hereof, it being understood the projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's control, and the assumptions and qualifications stated therein and that no assurance can be given that the projections will be realized.

                Section 4.15 Insurance Act. The Borrower has not received any
                             -------------
direction or other notification by the Minister pursuant to Section 32 of Insurance Act, 1978 of Bermuda.

                Section 4.16 First Priority Security Interest. The
                             --------------------------------
Administrative Agent, for the benefit of the Lenders, has a first priority perfected security interest in the Collateral pledged by the Borrower pursuant to the Security Agreement, the Mortgage, and the Pledge Agreement following performance of the procedures specified herein.

                Section 4.17 Financial Condition. None of the Borrower or any of
                             -------------------
its Subsidiaries is entering into the arrangements contemplated hereby and by the other Credit Documents, or intends to make any transfer or incur any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. On and as of the Effective Date, on a pro forma basis after giving effect to the transactions contemplated hereby and by the other Credit Documents to occur on or in connection with the Effective Date, (w) no final judgments against the Borrower or any relevant Subsidiaries arising out of any pending or threatened litigation will be rendered at a time when, or in an amount such that, the Borrower or such Subsidiary will be unable to satisfy such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered); the cash available to the Borrower and each relevant Subsidiary, after taking into account all other anticipated uses of the cash of the Borrower and such Subsidiary, is anticipated to be sufficient to pay all such judgments promptly in accordance with their terms; (x) the sum of the present fair salable value of the assets of the Borrower and each relevant Subsidiary will exceed the probable liability of the Borrower and such Subsidiary on their debts; (y) none of the Borrower or any of its relevant Subsidiaries intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by the Borrower or such Subsidiary from any source, and of amounts to be payable on or in respect of debts of the Borrower or such Subsidiary and the amounts referred to in clause (w)); the cash available to the Borrower and each relevant Subsidiary, after taking into account all other anticipated uses of the cash, is anticipated to be sufficient to pay all such amounts on or in respect of debts of the Borrower and such Subsidiary, when such amounts are required to be paid; and (z) the Borrower and each relevant Subsidiary will have sufficient capital with which to conduct its present and proposed business and the property of the Borrower or such Subsidiary does not constitute unreasonably small capital with which to conduct its present or proposed business. For purposes of this Section 4.17 "debt" means any liability on a claim, and "claim" means (i) right of payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. On the date of each issuance and renewal of a Letter of Credit (and after giving effect to all Letters of Credit as of such date) and the date of collateralization of a Letter of Credit, the representations set forth in this Section 4.17 shall be true and correct with respect to the Borrower and each Subsidiary which is a guarantor with respect to any or all of such Letters of Credit. With respect to clauses (x) and (z), with respect to the Subsidiaries of the Borrower, such representations and warranties are made to the best of the knowledge of the Borrower except that such representations and warranties are made without qualification to the extent that the untruth or inaccuracies of any such representation or warranty could reasonably be anticipated to result in a Materially Adverse Effect.

                                ARTICLE V

                        AFFIRMATIVE COVENANTS

                Until the LC Obligations and all other Obligations are paid in full, and until the Final Maturity Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

                Section 5.1 Reports, Certificates and Other Information. Furnish
                            -------------------------------------------
or cause to be furnished to the Administrative Agent and the Lenders:

        (a) GAAP Financial Statements:
            -------------------------

                (i) Within 45 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a copy of the unaudited consolidated balance sheets of the Borrower and its Subsidiaries, as of the close of such quarter and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) and accompanied by the certification of an Executive Officer of the Borrower that all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the consolidated results of operations and cash flows of the Borrower as at the end of such Fiscal Quarter and for the period then ended.

                (ii) Within 90 days after the close of each Fiscal Year, a copy of the annual audited consolidated financial statements of the Borrower and its Subsidiaries consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by KPMG Peat Marwick or any other firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders that all such financial statements are complete and correct and present fairly in accordance with GAAP the financial position and the results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such year and for the period then ended.

                (b)     Tax Returns. If requested by the Administrative Agent,
                        -----------
copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by the Borrower and its Subsidiaries.

                (c)     SAP Financial Statements. Within five days after the
                        ------------------------
date filed with the Minister for each of its Fiscal Years, but in any event within 120 days after the end of each Fiscal Year of the Borrower a copy of the Annual Statement of the Borrower and its Subsidiaries for such Fiscal Year prepared in accordance with SAP and accompanied by the certification of an Executive Officer of the Borrower that such financial statement is complete and correct and presents fairly in accordance with SAP the financial position of the Borrower and its Subsidiaries for the period then ended.

                (d)     Monthly Report and Borrowing Base Certificate. As soon
                        ---------------------------------------------
as available, but in any event within 10 days after the end of each calendar month of each Fiscal Year, (i) a report listing each of the Borrower's Eligible
                            -
Investments, (ii) a Borrowing Base Certificate executed by an Executive
              --
Officer, and (iii) a report listing each of MRDS' Investments by type and
              ---
amount as determined by MRDS. For purposes of such report and of completing the Borrowing Base Certificate, each Eligible Investment shall be valued based on its Fair Market Value or Net Asset Value, as applicable, as at the last Business Day of the calendar month for which such report or Borrowing Base Certificate is being delivered.

                (e)     Projections. As soon as available, but not later than
                        -----------
March 31 of each year, commencing with the year 2002, a three-year projection of the Borrower's results covering the then-current Fiscal Year and each of the next two Fiscal Years.

                (f)     Reports to Shareholders. Promptly upon the filing or
                        -----------------------
making thereof copies of (i) all financial statements and reports that the
                          -
Borrower sends to its shareholders or its other holders of Debt; (ii) copies of
                                                                  --
all financial statements and
regular, periodic or special reports that the Borrower may make to, or file with, any Government Authority.

                (g)     Additional Borrowing Base Certificates. Promptly but in
                        --------------------------------------
any event within three days following any request therefor, a Borrowing Base Certificate for any given Business Day executed by an Executive Officer of the Borrower, as the Administrative Agent may request.

                (h)     Notice of Default, etc. Immediately after an Executive
                        ----------------------
Officer of the Borrower knows or has reason to know of the existence of any Default, or any development or other information which would have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within two Business Days.

                (i)     Other Information. The following certificates and other
                        -----------------
information related to the Borrower:

                        (i) Within five Business Days of receipt, a copy of any financial examination reports by a Governmental Authority with respect to the Borrower or any of its Subsidiaries relating to the insurance business of the Borrower (when, and if, prepared); provided, the Borrower shall only be required to
                           --------
                deliver any interim report hereunder at such time as Borrower has knowledge that a final report will not be issued and delivered to the Administrative Agent within 90 days of any such interim report.

                        (ii) Copies of all filings (other than nonmaterial filings) with Governmental Authorities by the Borrower or any of its Subsidiaries not later than five Business Days after such filings are made, including, without limitation, filings which seek approval of Governmental Authorities with respect to transactions between the Borrower or any of its Subsidiaries and its Affiliates.

                        (iii) Within five Business Days of such notice, notice of proposed or actual suspension, termination or revocation of any material License of the Borrower or any of its Subsidiaries by any Governmental Authority or of receipt of notice from any Governmental Authority notifying the Borrower or any of its Subsidiaries of a hearing relating to suc h a suspension, termination or revocation, including any request by a Governmental Authority which commits the Borrower or any of its Subsidiaries to take, or refrain from taking, any action or which otherwise materially and adversely affects the authority of the Borrower or any of its Subsidiaries to conduct its business.

                        (iv) Within five Business Days of such notice, notice of any pending or threatened investigation or regulatory proceeding (other than routine periodic investigations or reviews) by any Governmental Authority concerning the business, practices or operations of the Borrower or any of its Subsidiaries.

                        (v) Promptly, notice of any actual or, to the best of the Borrower's knowledge, proposed material changes in the Insurance Code governing the investment or dividend practices of the Borrower.

                        (vi) Promptly, such additional financial and other information as the Administrative Agent may from time to time reasonably request.

                (j)     Compliance Certificates. Concurrently with the delivery
                        -----------------------
to the Administrative Agent of the GAAP financial statements under Sections
                                                                   --------
5.1(a)(i) and 5.1(a)(ii), for each Fiscal Quarter and Fiscal Year of the
--------      ---------
Borrower, and at any other time no later than ten Business Days following a written request of the Administrative Agent, a duly completed Compliance Certificate, signed by the chief financial officer, treasurer or controller of the Borrower.

                (k)     Notice of Litigation, License, etc. Promptly upon
                        ----------------------------------
learning of the occurrence a of the following, written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto: (i) the institution of, or any adverse determination in, any
          -
litigation, arbitration proceeding or governmental proceeding which could, if adversely determined, be reasonably expected to have a Material Adverse Effect and which is not Ordinary Course Litigation, (ii) the commencement of any
                                              --
dispute which might lead to the modification, transfer, revocation, suspension or termination of this Agreement or any Credit Document or (iii) any event
                                                            ---
which could be reasonably expected to have a Material Adverse Effect.

                (l)     Insurance Reports. Within five Business Days of receipt
                        -----------------
of such notice by the Borrower, written notice of any cancellation or material adverse change in any material Insurance Policy carried by the Borrower.

                (m)     Updated Schedules. From time to time, and in any event
                        -----------------
concurrently with delivery of the financial statements under Section 5.1(a)(i)
                                                             ----------------
and (ii), revised Schedules 4.1, 4.7, and 4.10, if applicable, showing changes
     --           ------------------      ----
from the Schedules previously delivered.
         ---------

                (n)     Other Information. From time to time such other
                        -----------------
information concerning the Borrower as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

                Section 5.2 Corporate Existence; Foreign Qualification. Do
                            ------------------------------------------
and cause to be done at all times all things necessary to (a) maintain and
                                                           -
preserve the corporate existence of the

Borrower and each of its Subsidiaries, (b) be, and ensure that the Borrower and
                                        -
each of its Subsidiaries is, duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary unless the failure to be so qualified would not have a Material Adverse Effect, and (c) do or cause to be
                                                         -
done all things necessary to preserve and keep in full force and effect the Borrower's corporate existence.

                Section 5.3 Books, Records and Inspections. (a) Maintain, and
                            ------------------------------   -
cause its Subsidiaries to maintain, materially complete and accurate books and records in accordance with GAAP and SAP, (b) permit access at reasonable times
                                          -
by the Administrative Agent to its books and records, (c) permit the
                                                       -
Administrative Agent or its designated representative to inspect at reasonable times its properties and operations, and (d) permit the Administrative Agent
                                          -
to discuss its business, operations and financial condition with its officers and its independent accountants.

                Section 5.4 Insurance. Maintain, and cause its Subsidiaries to
                            ---------
maintain, Insurance Policies to such extent and against such hazards and liabilities as is required by law or customarily maintained by prudent companies similarly situated.

                Section 5.5 Taxes and Liabilities. Pay, and cause each
                            ---------------------
Subsidiary to pay, when due all material taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which reserves have been established, and are being maintained, in accordance with GAAP if and so long as such contest, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                Section 5.6 Compliance with Laws. Comply, and cause each
                            --------------------
Subsidiary to comply, (a) with all federal and local laws, rules and
                       -
regulations related to its businesses (including, without limitation, the establishment of all insurance reserves required to be established under SAP and applicable laws restricting the investments of the Borrower), and (b) with
                                                                       -
all Contractual obligations binding upon it, except where failure to so comply would not in the aggregate have a Material Adverse Effect on the Borrower.

                Section 5.7 Maintenance of Permits. Maintain, and cause each
                            ----------------------
Subsidiary to maintain, all permits, licenses and consents as may be required for the conduct of its business by any federal or local government agency or instrumentality except where failure to maintain the same could not reasonably be expected to have a Material Adverse Effect.

                Section 5.8 Conduct of Business. Engage, and cause each
                            -------------------
Subsidiary to engage, primarily in the same business or businesses described in the Form S-1 filed by the Guarantor with the Securities and Exchange Commission on May 31, 2001.

                Section 5.9 Use of Letters of Credit. Request letters of credit
                            ------------------------
only to support its obligations under Reinsurance Agreements.

                Section 5.10 Further Assurances. Promptly upon the request of
                             ------------------
the Administrative Agent, execute, acknowledge, deliver and record and do any and all such further acts and deeds as the Administrative Agent may reasonably request from time to time in order to insure that the obligations of the Borrower hereunder are secured by a first priority perfected interest in the assets of the Borrower stated to be pledged pursuant to the Security Agreement and to perfect and maintain the validity, effectiveness and priority of the Security Agreement and the Liens intended to be created thereby.

                Section 5.11 Ratings. Maintain a credit rating at or above A- by
                             -------
any one of S&P, Moody's or any other nationally recognized statistical rating agency.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

                Until the LC Obligations and all other Obligations are paid in full and until the Final Maturity Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

                Section 6.1 Net Worth. Not permit its Net Worth to be less than
                            ---------
$400,000,000.

                Section 6.2 Debt. Not, and not permit any Subsidiary to, incur
                            ----
any Debt other than (a) Debt under this Agreement; (b) Purchase Money Debt,
                     -                              -
provided the aggregate principal amount outstanding at any time does not exceed
--------
$500,000; (c) Debt pursuant to Capitalized Leases, provided such Leases do not
           -                                       --------
cover any property other than property acquired in connection therewith and the aggregate principal amount of all such Debt outstanding at any time does not exceed $1,500,000; (d) Hedging Obligations entered into in the ordinary course
                    -
of business in order to hedge currency, commodity or interest rate risks, and not for purposes of speculation; (e) Debt for standby letters of credit which
                                  -
have been, or may be from time to time in the future be, issued to insurance or reinsurance cedents in the ordinary course of business; and (f) Debt not
                                                             -
included in paragraphs (a) through (e) which does not exceed at any time, in the aggregate, $1,000,000.

                Section 6.3 Mergers, Consolidations and Sales. Not, and not
                            ---------------------------------
permit any Subsidiary to, (a) merge or consolidate, (b) purchase or otherwise
                           -                         -
acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person, provided that the Borrower may make any such purchase or acquisition provided (i) no Default or
                                                             -
Event of Default has occurred and is continuing or would result from such purchase or acquisition, (ii) The Borrower provides the Lenders
                          --
with a pro forma Compliance Certificate giving effect to such purchase or acquisition and (iii) the aggregate purchase price of all such purchases and
                 ---
acquisitions after the date hereof does not exceed $75,000,000 or (c) sell,
                                                                   -
transfer, convey or lease all or any substantial part of its assets, other than
(i) any sale, transfer, conveyance or lease in the ordinary course of business,
 -
(ii) any sale or assignment of receivables or (iii) any sale, transfer,
 --                                            ---
conveyance or lease not in the ordinary course of business provided the aggregate fair market value of all such sales, transfers, conveyances or leases after the date hereof do not exceed $75,000,000.

                Section 6.4 Other Agreements. Not enter into any agreement
                            ----------------
containing any provision which would be violated or breached by the performance of obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

                Section 6.5 Transactions with Affiliates. Not, and not permit
                            ----------------------------
any Subsidiary to, enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of its Affiliates unless such arrangement, transaction or contract is on an arm's length basis, except for any transactions contemplated by the Credit Documents.

                Section 6.6 Liens. Not, and not permit any Subsidiary to, create
                            -----
or permit to exist any Lien with respect to any assets now or hereafter existing or acquired, except the following: (i) Liens for current taxes not
                                             -
delinquent or for taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) easements, party wall
                                                    --
agreements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary course of the business of such Person; (iii) Liens incurred in the
                                                 ---
ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits and Liens pursuant to letters of credit or other security arrangements in connection with such insurance or benefits, (iv) mechanics', workers',
                                             --
materialmen's, landlord liens and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (v) Liens listed on Schedule 6.6 in effect
                                      -                  ------------
on the date hereof; (vi) attachment, judgment and other similar Liens for sums
                     --
not exceeding $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights); (vii) attachment, judgment and other similar Liens for sums of
          ---
$5,000,000 or more (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights), provided the execution or other
         --------
enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off; (viii) Liens on cash and Investments (other than Collateral)
                  ----
pursuant to trusts or other security arrangements (other than letters of credit) in connection with Reinsurance Agreements and Liens securing Debt permitted under Section 6.2(d) and Section 6.2(e); (ix) Liens in favor of the
      --------------------------------    --
Administrative Agent for the benefit of the Lenders (x) Purchase Money Liens
                                                     -
securing Purchase Money Debt permitted under Section 6.2(b); (xi) any interest
                                             -------------    --
or title of a lessor in assets subject to any Capitalized Lease or operating lease which is permitted under this Agreement; (xii) Liens on cash and
                                                ---
Investments (other than Collateral) in connection with securities repurchase or lending transactions; and (xiii) Liens not permitted by any other clause of this
                           ----
Section 6.6 securing Debt in an aggregate amount not to exceed $250,000,
-----------
provided such Liens do not extend to any Collateral.
--------

                Section 6.7 Restrictions On Negative Pledge Agreements. Not
                            ------------------------------------------
create, incur or assume any agreement to which it is a signatory, other than this Agreement which places any restrictions upon the right of the Borrower to sell, pledge or otherwise dispose of any material portion of its properties now owned or hereafter acquired other than with respect to property secured by Liens permitted under Section 6.6, except for such restrictions imposed under
                      -----------
this Agreement or by federal or state laws upon the right of the Borrower to sell, pledge or otherwise dispose of securities owned by it.

                Section 6.8 Dividends, Etc. Not, and not permit any Subsidiary
                            --------------
to, (a) declare or pay any dividends on any of its Capital Stock, or (b) set
     -                                                                -
aside funds for the foregoing, except that the Borrower may declare or pay dividends on any of its Capital Stock provided no Default or Event of Default has occurred and is continuing on the date of or would result from such declaration or payment.

                Section 6.9 Eligible Investments. Not at any time permit:
                            --------------------

                        (a) the aggregate Fair Market Value or Net Asset Value, as applicable, of all Eligible Investments in any one issuer, any one issue or any one fund (except for investments of the type described in clause (a) of the definition of "Cash Equivalents") to exceed an amount equal to 5% of the Borrowing Base;

                        (b) the weighted average credit quality rating of Non Alternative Eligible Investments to be rated less than AA- by S&P or Aa3 by Moody's;

                        (c) the Alternative Investment Amount to exceed 50% of the Borrowing Base; or

                (d) the aggregate Fair Market Value or Net Asset Value, as applicable, of any single Eligible Investment Strategy to exceed 33% of the aggregate Alternative Investment Amount for all Alternative Investments;

        provided, however, that the Borrower shall not be in violation of this
        --------  -------
        Section 6.9 if such violation occurs as a result of a change in the
        -----------
        Fair Market Value or ratings of the Eligible Investments (as opposed to a change in the makeup of the Eligible Investments) unless such deficiency exists for (i) with respect to Non Alternative Investment, more than three Business Days and (ii) with respect to Alternative Investment, more than three Business Days after the delivery of a Borrowing Base Certificate.

                                ARTICLE VII

                       EVENTS OF DEFAULT AND THEIR EFFECT

        Section 7.1 Events of Default. Each of the following shall constitute
                    -----------------
an Event of Default under this Agreement:

                (a)     Non-Payment of Credit Extension. Default in the payment
                        -------------------------------
        when due of any Reimbursement Obligation.

                (b)     Non-Payment of Interest, Fees, etc. Default, and
                        ----------------------------------
        continuance thereof for three Business Days, in the payment when due of fees or of any other amount payable hereunder or under the Credit Documents.

                (c)     Non-Payment of Other Debt. (i) Default by the Borrower
                        -------------------------   -
        or the Guarantor in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Debt of, or guaranteed by, the Borrower or the Guarantor, as the case may be, if the aggregate amount of Debt of the Borrower or the Guarantor, as the case may be, which is accelerated or due and payable, or which (subject to any applicable grace period) may be accelerated or otherwise become due and payable, by reason of such default or defaults is $10,000,000 or more, or (ii) default in the performance or
                                    --
        observance of any obligation or condition with respect to any such other Debt of, or guaranteed by, the Borrower or the Guarantor, as the case may be, if the effect of such default or defaults is to accelerate the maturity (subject to any applicable grace period) of any such Debt of $10,000,000 or more in the aggregate or to permit the holder or holders of such Debt of $10,000,000 or more in the aggregate, or any trustee or agent for such holders, to cause such Debt to become due and payable prior to its expressed maturity.

                (d)     Other Material Obligations. Except for obligations
                        --------------------------
        covered under other provisions of this Article VII, default in the
                                               ------------
        payment when due, or in the performance or observance of, any material obligation of, or material condition agreed to by, the Borrower or the Guarantor with respect to any material purchase or lease obligation of $10,000,000 or more (unless the existence of any such default is being contested by the Borrower or the Guarantor, as the case may be, in good faith and by appropriate proceedings and the Borrower has established, and is maintaining, adequate reserves therefor in accordance with GAAP) which default continues for a period of 30 days.

                (e)     Bankruptcy, Insolvency, etc. (i) The Borrower, the
                        ---------------------------   -
        Guarantor or MRDS becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; (ii)
                                                                           --
        there shall be commenced by or against any of such Persons any case, proceeding or other action (A) under any existing or future law of any
                                    -
        jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, supervision, conservatorship, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, rehabilitation, conservation, supervision, arrangement, adjustment, winding- up, liquidation, dissolution, composition or other relief with respect to it or its debts, obligations or liabilities, or
        (B) seeking appointment of a receiver, trustee, custodian,
         -
        rehabilitator, conservator, supervisor, liquidator or other similar official for it or for all or any substantial part of its assets, in each case which (1) results in the entry of an order for relief or any
                         -
        such adjudication or appointment or (2) if filed against such Person,
                                             -
        remains undismissed, und ischarged or unstayed for a period of 60 days; or (iii) there shall be commenced against any of such Persons any case,
            ---
        proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv)
                                                                         --
        any of such Persons shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (ii) or (iii) above; or (v) any Governmental
                          ----------      ---             -
        Authority shall issue any order of conservation, supervision or any other order of like effect relating to any of such Persons.

                (f)     Specific Defaults. Failure by the Borrower to comply
                        -----------------
        with its covenants set forth in Sections 5.1, 5.9 or Article VI.
                                        ------------  ---    ----------

                (g)     Collateral. Failure by the Borrower and MRDS to post
                        ----------
        sufficient additional Eligible Investments as Collateral such that the Borrowing Base shall exceed the aggregate face amount of Letters of Credit outstanding within one Business Day after such aggregate face amount shall exceed the Borrowing Base and continuance of such failure for three days after notice thereof from the Administrative Agent to the Borrower, or failure by the Borrower to post sufficient additional Shares as Collateral such that the Fair Market Value of the Shares then pledged pursuant to the Pledge Agreement shall be at least equal to the Fair Market Value or Net Asset Value, as applicable, of such Alternative Investment at the time carried in the applicable Custody Account as shall be required to be taken into account in order to support the Borrowing Base required at the time pursuant to this Agreement and continuance of such failure for three days after notice thereof from the Administrative Agent to the Borrower.

                (h)     Non-compliance With Other Provisions. Failure by the
                        ------------------------------------
        Borrower to comply with its covenant set forth in Section 5.11 within
                                                          ------------
        three Business Days after the loss of the required credit rating, or failure by the Borrower, the Guarantor or MRDS to comply with or to perform any provision of this Agreement or the other Credit Documents to which it is a party (and not constituting an Event of Default under any of the other provisions of this Article VII) and continuance of
                                            -----------
        such failure for 30 days after notice thereof from the Administrative Agent to the Borrower.

                (i)     Warranties and Representations. Any warranty or
                        ------------------------------
        representation made by or on behalf of the Borrower, the Guarantor or MRDS herein or in any Credit Document to which it is a party is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other instrument furnished by or on behalf of Borrower, the Guarantor or MRDS to the Administrative Agent or the Lenders is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

                (j)     Employee Benefit Plans. (i) The Borrower establishes any
                        ----------------------   -
        Plan or (ii) the Guarantor or any ERISA Affiliate establishes any Plan
                 --
        which in the case of this clause (ii) could reasonably result in material liability for the Borrower.

                (k)     Credit Documents. The Security Agreement, the Mortgage,
                        ----------------
        the Guaranty, the Pledge or any other Credit Document shall cease to be in full force and effect with respect to the Borrower, the Guarantor or MRDS, the Borrower, the Guarantor or MRDS, as the case may be, shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the Security Agreement, the Mortgage, the Guaranty or the Pledge as the case may be, any action shall be taken by or on behalf of the Borrower or any Affiliate thereof to discontinue any of the Credit Documents or to contest the validity, binding nature or enforceability of any thereof or the Administrative Agent shall fail to have a first priority perfected Lien on any Collateral granted under the Security Agreement, the Mortgage and the Pledge Agreement.

                (l)     Change in Control. A Change in Control occurs.
                        -----------------

                (m)     Judgments. A final judgment or judgments which exceed an
                        ---------
        aggregate of $10,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) shall be rendered against the Borrower or the Guarantor and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of such judgment(s).

                (n)     Ratings. Withdrawal or downgrading of the Borrower's
                        -------
        current credit ratings below BBB or equivalent by all applicable rating agencies.

        Section 7.2 Effect of Event of Default. If any Event of Default
                    --------------------------
described in Section 7.l(e) shall occur, all Obligations shall become
             --------------
immediately due and payable, and the Borrower shall become immediately obligated to deliver to the Administrative Agent cash collateral in an amount equal to the outstanding LC Obligations all without notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may, and upon the written request of the Required Lenders shall, terminate the Commitments hereunder and declare all or any portion of the Obligations to be due and payable, and/or demand that the Borrower immediately deliver to the Administrative Agent Cash and Cash Equivalents in an amount equal to 102% of the outstanding LC Obligations whereupon the Commitments shall terminate and all or such portion of the obligations shall become immediately due and payable, and/or demand that the Borrower immediately replace Alternative Investments pledged to the Administrative Agent pursuant to the Security Agreement with Non Alternative Investments, and/or demand that the Borrower immediately deliver to the Administrative Agent cash and Permitted Investments and other cash collateral acceptable to the Fronting Bank in an amount equal to the outstanding LC Obligations all without further notice of any kind and/or demand that the Borrower immediately liquidate and convert to cash any non-cash Collateral, including the delivery of redemption notices for any Alternative Investments pledged to the Administrative Agent pursuant to the Security Agreement. The Administrative Agent shall promptly advise the Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 7.1(a) may not be waived except by consent of all of the
             --------------
Lenders and acknowledged by the Administrative Agent in writing.

        Section 7.3 LC Collateral Account.
                    ---------------------

        (a) If at any time after the Borrower has been required to deposit amounts in the LC Collateral Account pursuant to Section 2.10, the
                                                 ------------
Administrative Agent determines that the amount on deposit in the LC Collateral Account is less than the amount of the outstanding LC Obligations at such time, the Administrative Agent may demand the Borrower to deposit, and the Borrower shall, upon such demand and without any further notice, pay to the Administrative Agent for deposit in the LC Collateral Account, funds necessary to cure any shortfall.

        (b) The Administrative Agent may, at any time or from time to time, after funds are deposited in the LC Collateral Account apply such funds to the payment of the Obligations then due and payable by the Borrower to the Lenders or the Fronting Bank under the Credit Documents.

        (c) Neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the LC Collateral Account until all of the Obligations have been indefeasibly paid in full, the Commitments have been terminated and all Letters of Credit have been terminated or expired, at which time any funds remaining in the LC Collateral Account shall be returned by the Administrative Agent to the Borrower.

                                ARTICLE VIII

                                CONDITIONS

        Section 8.1 Conditions to Occurrence of the Effective Date. The
                    ----------------------------------------------
occurrence of the Effective Date shall be subject to receipt by the Administrative Agent of all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent), each in form and substance satisfactory to the Administrative Agent (with sufficient copies for each Lender):

                (a)     This Agreement. This Agreement executed by each party
                        --------------
        thereto.

                (b)     Security Agreement, Mortgage and Pledge Agreement. The
                        -------------------------------------------------
        Security Agreement, the Mortgage and the Pledge Agreement executed by the parties thereto, together with such financing statements, control agreements (with respect to the Custody Accounts) or other acknowledgment forms, including, without limitation, the certificates representing the Existing Shares (as defined in the Pledge Agreement) and applicable stock transfer and redemption forms, as are necessary to perfect the Administrative Agent's Lien on any collateral granted under the Security Agreement, the Mortgage and the Pledge Agreement.

                (c)     Organization Documents, Resolutions. Certified copies of
                        -----------------------------------
        the Organization Documents of the Borrower, the Guarantor and MRDS and resolutions of the Boards of Directors of the Borrower, the Guarantor and MRDS authorizing the execution, delivery and performance, respectively, of those documents and matters required of it with respect to this Agreement or the other Credit Documents.

                (d)     Incumbency and Signatures. Certificates of an Authorized
                        -------------------------
        Officer of the Borrower, the Guarantor and MRDS respectively, certifying the names of the individual or individuals authorized to sign the Credit Documents to which the Borrower, the Guarantor and MRDS, as the case may be, is a party, together with a sample of the true signature of each such individual. (The Lenders may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein.)

                (e)     Opinion of Counsel. An opinion of counsel of the
                        ------------------
        Borrower, addressed to the Administrative Agent, the Fronting Bank and the Lenders from each of (i) Akin, Gump, Strauss, Hauer & Feld, L.L.P.,
                                  -
        New York counsel to the Borrower and the Guarantor, (ii) Conyers, Dill
                                                             --
        and Pearman, Bermuda counsel to the Borrower and the Guarantor, and
        (iii) Graham, Thompson & Co., Bahamian counsel to the Borrower and the
         ---
        Guarantor, each in form and substance satisfactory to the Administrative Agent.

                (f)     Certificate. Certificate of an Executive Officer dated
                        -----------
        as of the Effective Date stating that: (i) that there are no material
                                                -
        insurance regulatory proceedings pending or threatened against the
        Borrower in any jurisdiction; (ii) no Default or Event of Default
                                       --
        exists or will result from the initial Credit Extension; and (iii)
                                                                      ---
        there has occurred since December 31, 2000, no event or circumstance that has resulted or in the judgment of such Executive Officer could reasonably be expected to result in a Material Adverse Effect.

                (g)     Process Agent. Evidence that the Borrower has appointed
                        -------------
        CT Corporation as its agent for service of process pursuant to Section
                                                                       -------
        10.15(c).
        --------

                (h)     Grand Central. Evidence that the Grand Central Closing
                        -------------
        has occurred.

                (i)     Form FR U-1. Federal Reserve Form FR U-1 for each
                        -----------
        Lender.

                (j)     Guaranty. The Guaranty executed by each party thereto.
                        --------

                (k)     Other. Such other documents as the Administrative Agent
                        -----
        may reasonably request.

        Section 8.2 Conditions to All Credit Extensions. The obligation of the
                    -----------------------------------
Lenders to make all Credit Extensions shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to the Administrative Agent) of each of the conditions precedent set forth below:

                (a)     Letter of Credit Application/Borrowing Base Certificate.
                        -------------------------------------------------------
        The Borrower shall have delivered a Letter of Credit Application and a Borrowing Base Certificate calculated as of the most recent Business Day.

                (b)     No Default. No Default shall have occurred and be
                        ----------
        continuing or will result from the making of the Credit Extensions and no Default shall have occurred and be continuing under the Credit Documents or will result from the making of the Credit Extensions.

                (c)     Warranties and Representations. (i) All warranties and
                        ------------------------------   -
        representations contained in this Agreement shall be true and correct in all material respects as of the date of any Credit Extension, with the same effect as though made on the date of and concurrently with the making of such Credit Extension (except where such representation speaks as of specified date) and (ii) all covenants contained herein
                                          --
        and in such documents to be performed by each of the parties thereto
        (other than the Administrative Agent or the Lenders) prior to the date of any Credit Extension shall have been performed.

                (d)     Litigation. (i) No litigation (including, without
                        ----------   -
        limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry shall be, on the date of any Credit Extension, pending, or to the knowledge of the Borrower, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain material relief as a result of, the transactions contemplated hereunder or, in the reasonable opinion of the Required Lenders, could be reasonably expected to be materially adverse to any of the parties to this Agreement and which is not Ordinary Course Litigation, and (ii) in the reasonable opinion of
                                             --
        the Required Lenders, no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in Schedule 4.2 which is likely to have a Material
                             ------------
        Adverse Effect.

                (e)     Fees. The fees referred to in Section 2.11 which are due
                        ----                          ------------
        and payable on or prior to the Effective Date or the date of any Credit Extension shall have been paid to the Administrative Agent, where applicable, for the benefit of the Lenders.

                (f)     Material Adverse Effect. There shall not have occurred
                        -----------------------
        any event which, in the reasonable judgment of the Required Lenders, constitutes a Material Adverse Effect.

                                ARTICLE IX

                        THE ADMINISTRATIVE AGENT

        Section 9.1 Appointment and Authorization. Each Lender hereby
                    -----------------------------
irrevocably (subject to Section 9.9) appoints, designates and authorizes the
                        -----------
Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Credit Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent.

        Section 9.2 Delegation of Duties. The Administrative Agent may execute
                    --------------------
any of its duties under this Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

        Section 9.3 Liability of Administrative Agent. None of the Agent-Related
                    ---------------------------------
Persons shall (a) be liable for any action taken or omitted to be taken by any
               -
of them under or in connection with this Agreement or any other Credit Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders
                         -
for any recital, statement, representation or warranty made by the Borrower or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or for any failure of the Borrower or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Affiliates.

        Section 9.4 Reliance by Administrative Agent.
                    --------------------------------

        (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

        (b) For purposes of determining compliance with the conditions specified in Section 8.1, each Lender that has executed this Agreement shall be
             -----------
deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

        Section 9.5 Notice of Default. The Administrative Agent shall not be
                    -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of Reimbursement Obligations, interest and fees required to be paid to the Administrative Agent for the account of the Fronting Bank or the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article VII; provided, however, that
                                           -----------  --------  -------
unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

        Section 9.6 Credit Decision. Each Lender acknowledges that none of the
                    ---------------
Agent- Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by any Agent- Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

        Section 9.7 Indemnification. Whether or not the transactions
                    ---------------
contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro
                                                                        ---
rata, from and against any and all Indemnified Liabilities; provided, however,
----                                                        --------  -------
that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

        Section 9.8 Administrative Agent in Individual Capacity. HVB and its
                    -------------------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though HVB were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, HVB or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Credit Extensions, HVB shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include HVB in its individual capacity.

        Section 9.9 Successor Administrative Agent. The Administrative Agent
                    ------------------------------
may, and at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrower. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.4 and
                                             ----------     -------------
10.5 shall inure to its benefit as to any actions taken or omitted to be taken
----
by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

        Section 9.10 Withholding Tax.
                     ---------------

        If any Governmental Authority asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses

(including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

                                ARTICLE X

                              MISCELLANEOUS

        Section 10.1 Amendments and Waivers. No amendment or waiver of any
                     ----------------------
provision of this Agreement or any other Credit Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Borrower and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or
                         --------  ------
consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Administrative Agent, do any of the following:

                (a) increase or extend the Commitment to issue Letters of Credit or the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 7.2) or extend the expiry date of any
                               -----------
        Letter of Credit to a date after the Final Maturity Date;

                (b) postpone or delay any date fixed by this Agreement or any other Credit Document for any payment of Reimbursement Obligations, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Credit Document;

                (c) reduce the amount of, or the rate of interest specified herein on, any Reimbursement Obligation, or any fees or other amounts payable hereunder or under any other Credit Document;

                (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the LC Obligations which is required for the Lenders or any of them to take any action hereunder;

                (e) release the Security Agreement or release all or a substantial part of the Collateral granted thereunder except in accordance with the terms thereof; or

                (f) amend this Section, or any provision herein providing for consent or other action by all Lenders;

        and, provided, further, that no amendment, waiver or consent shall,
             --------  -------
        unless in writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Credit Document and no amendment of any provision relating to the Fronting Bank shall be effective without the written consent of the Fronting Bank. Notwithstanding the foregoing the fee letter may be amended, or rights of privileges thereunder waived, in writing, executed by the parties thereto.

        Section 10.2 Notices.
                     -------

        (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by
                        --------
facsimile (i) shall be immediately confirmed by a telephone call to the
           -
recipient at the number specified on Schedule 10.2, and (ii) shall be followed
                                     -------------       --
promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule
                                                                       --------
10.2; or, as directed to the Borrower or the Administrative Agent, to such
----
other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

        (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or, if delivered, upon delivery, except that notices pursuant to Article II or IX shall not be effective until actually received by
            ----------    --
the Administrative Agent and/or the Fronting Bank, as applicable.

        (c) Any agreement of the Administrative Agent, the Fronting Bank and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent, the Fronting Bank and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent, the Fronting Bank and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent, the Fronting Bank or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent, the Fronting Bank and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the Fronting Bank and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent, the Fronting Bank and the Lenders to be contained in the telephonic or facsimile notice.

        Section 10.3 No Waiver; Cumulative Remedies. No failure to exercise and
                     ------------------------------
no delay in exercising, on the part of the Administrative Agent, the Fronting Bank or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        Section 10.4 Costs and Expenses. The Borrower shall:
                     ------------------

                (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse HVB (including in its capacity as Administrative Agent) within ten Business Days after demand for all reasonable Attorney Costs incurred by HVB (including in its capacity as Administrative Agent), in connection with the negotiation, preparation, delivery, syndication, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Credit Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby; provided, however, that, notwithstanding the foregoing, in the event
        --------  -------
        that the transactions contemplated hereby are consummated, the Borrower shall pay or reimburse HVB on the Effective Date for an amount equal to 50% of all reasonable Attorney Costs incurred by HVB in connection with the negotiation, preparation, delivery, syndication, administration and execution of this Agreement, any other Credit Documents, any credit documents executed and delivered in connection with the Grand Central Closing and any other documents prepared in connection herewith and therewith; and

                (b) pay or reimburse the Administrative Agent and the Fronting Bank within ten Business Days after demand for all reasonable Attorney Costs incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Credit Document during the existence of an Event of Default or after acceleration of the Obligations (including in connection with any "workout" or restructuring regarding the Obligations, and including in any insolvency proceeding or appellate proceeding).

        Section 10.5 Indemnity. Whether or not the transactions contemplated
                     ---------
hereby are consummated, the Borrower shall indemnify and hold the Agent-Related Persons, the Fronting Bank and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Obligations and the Termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Credit Extensions or the use of the proceeds thereof, whether or not any Indemnified Person is party thereto (all the foregoing, collectively the "Indemnified Liabilities"); provided, that the
                          -----------------------    --------
        Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

        Section 10.6 Payments Set Aside. To the extent that the Borrower makes a
                     ------------------
payment to the Administrative Agent, the Fronting Bank or the Lenders, or the Administrative Agent, the Fronting Bank or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Fronting Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the
                                          -
obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the
                                    -
Administrative Agent upon demand its pro rata share of any amount so recovered
                                     --- ----
from or repaid by the Administrative Agent.

        Section 10.7 Successors and Assigns. The provisions of this Agreement
                     ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, the Fronting Bank and each Lender.

        Section 10.8 Assignments, Participations, etc.
                     --------------------------------

        (a) Any Lender may, with the written consent of the Borrower (at all times other than during the existence of an Event of Default) and the Administrative Agent, which consents shall not be unreasonably withheld, and the Fronting Bank, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower or the Administrative Agent
 --------
shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the LC Obligations, the
 --------

Commitments and the other rights and obligations of such Lender hereunder, provided, however, that (x) the aggregate principal amount of the Commitment
--------  -------        -
assigned by any Lender to someone other than another Lender shall be in a minimum amount of $5,000,000 (or if less, the entire Commitment then held by such Lender) and (y) after giving effect to any such assignment by a Lender, the
                  -
aggregate amount of the Commitments and/or LC Obligations held by such assigning Lender is at least $5,000,000 (unless such Lender has assigned the entire Commitment and LC Obligations then held by it). The Borrower and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written
                                                                  -
notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (ii) such
                                                                        --
Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance in a form satisfactory to the Administrative Agent ("Assignment and Acceptance") and (iii) the assignor Lender
                       -------------------------        ---
or Assignee has paid to the Administrative Agent a processing fee in the amount of $3,500.

        (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received (and provided its consent with respect
to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the
                 -
extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Credit Documents, and (ii) the assignor Lender shall, to the
                                        --
extent that rights and obligations hereunder and under the other Credit Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Documents.

        (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
                                    --- -----

        (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating
                                                    -----------
interests in any LC Obligations, the Commitment of that Lender and the other interests of that Lender (the "Originating Lender") hereunder and under the
                               ------------------
other Credit Documents; provided, however, that (i) the originating Lender's
                        --------  -------        -
obligations under this Agreement shall remain unchanged, (ii) the originating
                                                          --
Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrower and the Administrative Agent shall continue to deal solely
 ---
and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Credit

Documents, and (iv) no Lender shall transfer or grant any participating interest
                --
under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Credit Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 10.1. In the
                                           ----- -------    ------------
case of any such participation, the Participant shall be entitled to the benefit of Sections 3.1, 3.3 and 10.5 to the extent the Lender selling such
   ------------  ---     ----
participation would be so entitled as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

        (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any LC Obligation held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

        (f) Notwithstanding the foregoing, the Fronting Bank may not assign its obligation to issue Letters of Credit without the consent of the Borrower.

        Section 10.9 Confidentiality. Each Lender agrees to take and to cause
                     ---------------
its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to it by the Borrower, or by the Administrative Agent on such Borrower's behalf, under this Agreement or any other Credit Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Credit Documents or in connection with other business now or hereafter existing or contemplated with the Borrower; except to the extent such information (a) was or becomes generally available to the public
                         -
other than as a result of disclosure by the Lender, or (b) was or becomes
                                                        -
available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the
--------
Borrower known to the Lender; provided, however, that any Lender may disclose
                              --------  -------
such information (i) at the request or pursuant to any requirement of any
                  -
Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (ii) pursuant to subpoena or
                                                   --
other court process; (iii) when required to do so in accordance with the
                      ---
provisions of any applicable Requirement of Law; (iv) to the extent reasonably
                                                  --
required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective Affiliates may be party;
(v) to the extent reasonably required in
 -
connection with the exercise of any remedy hereunder or under any other Credit Document; (vi) to such Lender's independent auditors and other professional
           --
advisors; (vii) to any Participant or Assignee, actual or potential, provided
           ---                                                       --------
that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (viii) as to any Lender or its
                                                ----
Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with such Lender or such Affiliate; and (ix) to its Affiliates which are
                                               --
either such Lender's parent or it or its parent's wholly owned Subsidiary or, with the prior written consent of the Borrower which shall not be unreasonably withheld, its other Affiliates.

        Section 10.10 Set-off. In addition to any rights and remedies of the
                      -------
Lenders provided by law, if an Event of Default exists or the Obligations have been accelerated, the Fronting Bank and each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Fronting Bank or such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to the Fronting Bank or such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent, the Fronting Bank and or such Lender shall have made demand under this Agreement or any Credit Document and although such Obligations may be contingent or unmatured. The Fronting Bank and each Lender agree promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Person; provided, however, that the failure to give such notice
                     --------  -------
shall not affect the validity of such set-off and application.

        Section 10.11 Notification of Addresses, Lending Offices, Etc. Each
                      -----------------------------------------------
Lender shall notify the Administrative Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

        Section 10.12 Counterparts. This Agreement may be executed in any number
                      ------------
of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

        Section 10.13 Severability. The illegality or unenforceability of any
                      ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

        Section 10.14 No Third Parties Benefited. This Agreement is made and
                      --------------------------
entered into for the sole protection and legal benefit of the Borrower, the Fronting Bank, the Lenders, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Credit Documents.

        Section 10.15 Governing Law and Jurisdiction.
                      ------------------------------

        (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK PROVIDED THAT THE ADMINISTRATIVE AGENT,
                                       --------
THE FRONTING BANK AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE FRONTING BANK, AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE FRONTING BANK AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           ----- --- ----------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWER, THE ADMINISTRATIVE AGENT, THE FRONTING BANK AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY ANY OTHER MEANS PERMITTED BY NEW YORK OR FEDERAL LAW.

        (c)     Service of Process. On or prior to the Effective Date, the
                ------------------
Borrower shall appoint CT Corporation System (the "Process Agent"), with an
                                                   -------------
office on the date hereof at 111 8th Avenue, New York, New York 10011, United States, as its agent to receive on its behalf and its property service of copies of the summons and complaints and any other process which may be served in any such action or proceeding, provided that a copy of such process is also mailed
                           --------
by registered or certified mail, postage prepaid, to the Borrower at its address specified pursuant to Section 10.2. Such service may be made by mailing or
                      ------------
delivering a copy of such process to the Borrower in care of the Process Agent at the Process Agent's above address, and the Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. The Borrower agrees to indemnify the Process Agent in connection with all matters relating to its appointment as agent of the Borrower for such purposes, to enter into any agreement relating to such appointment which such Process Agent may customarily require, and to pay such Process Agent's customary fees upon demand. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified pursuant to Section 10.2. Nothing in this Section 10.15(c) shall
                      ------------                  ----------------
affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower, or any of its properties in the courts of any other jurisdiction.

        Section 10.16 Waiver of Jury Trial. THE BORROWER, THE FRONTING BANK, THE
                      --------------------
LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE FRONTING BANK, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

        Section 10.17 Currency Indemnity. If, for the purposes of obtaining
                      ------------------
judgment in any court in any jurisdiction with respect to any Credit Document, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due under any Credit Document in any currency
 -----------------
other than the Judgment Currency (the "Currency Due"), then conversion shall be
                                       ------------
made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Administrative Agent is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practice. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Borrower will, on the day of payment, pay such additional amount, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount paid on such date is the amount it the Judgment Currency which when converted at the rate of exchange prevailing on the date of payment is the amount then due under any Credit Document in the Currency Due. If the amount of the Currency Due which the Administrative Agent is so able to purchase is less than the amount of the Currency Due originally due to it, the Borrower shall indemnify and save the Administrative Agent harmless from and against loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in any Credit Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under any Credit Document or under any judgment or order.

        Section 10.18 Entire Agreement. This Agreement, together with the other
                      ----------------
Credit Documents, embodies the entire agreement and understanding among the Borrower, the Fronting Bank, the Lenders and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                                                       MAX RE LTD.

                                                       By: _____________________
                                                       Title: __________________

                                                BAYERISCHE HYPO- UND
                                                VEREINSBANK AG, NEW YORK
                                                BRANCH, as Administrative Agent,
                                                Fronting Bank and Lender

                                                By: _____________________
                                                Title: __________________

                                                By: _____________________
                                                Title: __________________

                                 SCHEDULE 1.1
                                 ------------

                                ADVANCE RATES

----------------------------------------------------------------------------------------------------------
Non-Alternative Investments:              Floating Rate Advance Rates
----------------------------------------------------------------------------------------------------------
            Aaa Asset Rating          Aa Asset Rating         A Asset Rating         Baa Asset Rating
----------------------------------------------------------------------------------------------------------
Investment   A        BBB   lower     A      BBB    lower     A      BBB    lower    A        BBB    lower
----------------------------------------------------------------------------------------------------------
Auto 3        0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98
----------------------------------------------------------------------------------------------------------
CC-2          0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98
----------------------------------------------------------------------------------------------------------
CC-3          0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.97
----------------------------------------------------------------------------------------------------------
CC-5          0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.97    0.97    0.97    0.96
----------------------------------------------------------------------------------------------------------
CC-7          0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.98    0.96    0.94    0.93    0.92
----------------------------------------------------------------------------------------------------------
CC-10         0.98    0.97    0.96    0.98    0.97    0.96    0.97    0.97    0.95    0.92    0.92    0.90
----------------------------------------------------------------------------------------------------------
MH-2          0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.97
----------------------------------------------------------------------------------------------------------
MH-3          0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.97    0.98    0.98    0.97
----------------------------------------------------------------------------------------------------------
MH-5          0.98    0.98    0.96    0.98    0.97    0.96    0.97    0.97    0.95    0.96    0.96    0.94
----------------------------------------------------------------------------------------------------------
MH-7          0.97    0.96    0.94    0.97    0.96    0.93    0.96    0.96    0.93    0.96    0.95    0.92
----------------------------------------------------------------------------------------------------------
MH-10         0.96    0.95    0.92    0.96    0.95    0.92    0.95    0.94    0.91    0.94    0.93    0.89
----------------------------------------------------------------------------------------------------------
HE-2          0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98
----------------------------------------------------------------------------------------------------------
HE-3          0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.97    0.96
----------------------------------------------------------------------------------------------------------
HE-5          0.98    0.97    0.96    0.98    0.97    0.96    0.97    0.97    0.95    0.96    0.96    0.94
----------------------------------------------------------------------------------------------------------
HE-7          0.97    0.96    0.95    0.97    0.96    0.95    0.97    0.96    0.94    0.95    0.95    0.93
----------------------------------------------------------------------------------------------------------
HE-10         0.96    0.96    0.93    0.96    0.96    0.93    0.96    0.95    0.92    0.94    0.94    0.90
----------------------------------------------------------------------------------------------------------
CMBS-3        0.98    0.98    0.97    0.98    0.98    0.96    0.98    0.98    0.95    0.98    0.98    0.93
----------------------------------------------------------------------------------------------------------
CMBS-5        0.98    0.98    0.95    0.98    0.97    0.94    0.97    0.97    0.92    0.96    0.96    0.90
----------------------------------------------------------------------------------------------------------
CMBS-7        0.98    0.97    0.94    0.97    0.96    0.93    0.97    0.95    0.90    0.95    0.94    0.86
----------------------------------------------------------------------------------------------------------
CMBS-10       0.97    0.96    0.92    0.97    0.95    0.91    0.96    0.94    0.87    0.95    0.93    0.83
----------------------------------------------------------------------------------------------------------
INDUS-3       0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98
----------------------------------------------------------------------------------------------------------
INDUS-5       0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.97    0.98    0.98    0.96
----------------------------------------------------------------------------------------------------------
INDUS-7       0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.97    0.96    0.98    0.97    0.94
----------------------------------------------------------------------------------------------------------
INDUS-10      0.97    0.97    0.95    0.98    0.97    0.95    0.97    0.97    0.95    0.97    0.96    0.92
----------------------------------------------------------------------------------------------------------
UTIL-3        0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98
----------------------------------------------------------------------------------------------------------
UTIL-5        0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.96
----------------------------------------------------------------------------------------------------------
UTIL-7        0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.97    0.94
----------------------------------------------------------------------------------------------------------
UTIL-10       0.97    0.97    0.95    0.98    0.97    0.95    0.97    0.97    0.94    0.97    0.96    0.93
----------------------------------------------------------------------------------------------------------
FIN-3         0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98
----------------------------------------------------------------------------------------------------------
FIN-5         0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.97
----------------------------------------------------------------------------------------------------------
FIN-7         0.98    0.98    0.95    0.98    0.98    0.95    0.98    0.97    0.95
----------------------------------------------------------------------------------------------------------
FIN-10        0.97    0.96    0.94    0.98    0.97    0.93    0.97    0.96    0.93
----------------------------------------------------------------------------------------------------------
BANK-3        0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98    0.98
----------------------------------------------------------------------------------------------------------
BANK-5        0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.98    0.97
----------------------------------------------------------------------------------------------------------
BANK-7        0.98    0.97    0.94    0.98    0.97    0.94    0.98    0.96    0.93
----------------------------------------------------------------------------------------------------------
BANK-10       0.97    0.95    0.92    0.97    0.95    0.91    0.96    0.95    0.91
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Non-Alternative Investments:              Fixed Rate Advance Rates
----------------------------------------------------------------------------------------------------------
               Aaa Asset Rating        Aa Asset Rating         A Asset Rating         Baa Asset Rating
----------------------------------------------------------------------------------------------------------
Investment     A      BBB    lower     A      BBB    lower     A      BBB    lower    A        BBB    lower
----------------------------------------------------------------------------------------------------------
Auto 3        0.98    0.98    0.96    0.98    0.98    0.95    0.98    0.98    0.95
----------------------------------------------------------------------------------------------------------
CC-2          0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.98    0.96    0.98    0.98    0.96
----------------------------------------------------------------------------------------------------------
CC-3          0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.97    0.95    0.97    0.97    0.94
----------------------------------------------------------------------------------------------------------
CC-5          0.97    0.96    0.93    0.97    0.96    0.93    0.96    0.96    0.92    0.95    0.94    0.91
----------------------------------------------------------------------------------------------------------
CC-7          0.96    0.95    0.90    0.95    0.94    0.90    0.95    0.94    0.89    0.90    0.89    0.84
----------------------------------------------------------------------------------------------------------
CC-10         0.94    0.92    0.87    0.94    0.92    0.86    0.93    0.91    0.85    0.87    0.85    0.79
----------------------------------------------------------------------------------------------------------
MH-2          0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.98    0.96    0.98    0.98    0.96
----------------------------------------------------------------------------------------------------------
MH-3          0.98    0.98    0.96    0.98    0.97    0.95    0.97    0.97    0.95    0.97    0.96    0.94
----------------------------------------------------------------------------------------------------------
MH-5          0.96    0.96    0.92    0.96    0.96    0.92    0.96    0.95    0.91    0.95    0.94    0.90
----------------------------------------------------------------------------------------------------------
MH-7          0.95    0.94    0.88    0.94    0.94    0.88    0.94    0.93    0.87    0.93    0.92    0.85
----------------------------------------------------------------------------------------------------------
MH-10         0.93    0.91    0.86    0.92    0.91    0.86    0.91    0.90    0.84    0.90    0.89    0.82
----------------------------------------------------------------------------------------------------------
HE-2          0.98    0.98    0.97    0.98    0.98    0.97    0.98    0.98    0.96    0.98    0.98    0.96
----------------------------------------------------------------------------------------------------------
HE-3          0.98    0.98    0.96    0.98    0.97    0.95    0.97    0.97    0.95    0.97    0.97    0.94
----------------------------------------------------------------------------------------------------------
HE-5          0.96    0.95    0.92    0.96    0.95    0.92    0.95    0.95    0.91    0.95    0.94    0.90
----------------------------------------------------------------------------------------------------------
HE-7          0.95    0.94    0.90    0.95    0.94    0.90    0.95    0.94    0.89    0.93    0.92    0.87
----------------------------------------------------------------------------------------------------------
HE-10         0.93    0.92    0.87    0.93    0.92    0.86    0.92    0.91    0.86    0.91    0.89    0.83
----------------------------------------------------------------------------------------------------------
CMBS-3        0.98    0.98    0.90    0.98    0.98    0.90    0.98    0.97    0.89    0.97    0.97    0.88
----------------------------------------------------------------------------------------------------------
CMBS-5        0.96    0.95    0.90    0.96    0.94    0.90    0.95    0.93    0.89    0.94    0.92    0.87
----------------------------------------------------------------------------------------------------------
CMBS-7        0.94    0.92    0.90    0.94    0.92    0.89    0.93    0.91    0.85    0.92    0.89    0.84
----------------------------------------------------------------------------------------------------------
CMBS-10       0.91    0.89    0.87    0.90    0.88    0.87    0.89    0.87    0.85    0.87    0.85    0.78
----------------------------------------------------------------------------------------------------------
INDUS-3       0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.97    0.95
----------------------------------------------------------------------------------------------------------
INDUS-5       0.97    0.96    0.94    0.97    0.96    0.94    0.96    0.96    0.93    0.96    0.96    0.93
----------------------------------------------------------------------------------------------------------
INDUS-7       0.96    0.95    0.91    0.95    0.94    0.91    0.95    0.94    0.90    0.94    0.93    0.88
----------------------------------------------------------------------------------------------------------
INDUS-10      0.94    0.92    0.86    0.94    0.92    0.86    0.93    0.91    0.85    0.92    0.90    0.83
----------------------------------------------------------------------------------------------------------
UTIL-3        0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.97    0.95
----------------------------------------------------------------------------------------------------------
UTIL-5        0.97    0.96    0.94    0.97    0.96    0.94    0.97    0.96    0.93    0.96    0.96    0.93
----------------------------------------------------------------------------------------------------------
UTIL-7        0.96    0.96    0.92    0.96    0.95    0.92    0.95    0.95    0.91    0.95    0.94    0.91
----------------------------------------------------------------------------------------------------------
UTIL-10       0.94    0.93    0.89    0.94    0.93    0.89    0.94    0.93    0.88    0.93    0.92    0.87
----------------------------------------------------------------------------------------------------------
FIN-3         0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.98    0.96
----------------------------------------------------------------------------------------------------------
FIN-5         0.97    0.96    0.94    0.97    0.96    0.94    0.96    0.96    0.93
----------------------------------------------------------------------------------------------------------
FIN-7         0.96    0.95    0.91    0.96    0.95    0.91    0.95    0.94    0.90
----------------------------------------------------------------------------------------------------------
FIN-10        0.94    0.92    0.87    0.94    0.92    0.87    0.93    0.91    0.85
----------------------------------------------------------------------------------------------------------
BANK-3        0.98    0.98    0.96    0.98    0.98    0.96    0.98    0.98    0.96
----------------------------------------------------------------------------------------------------------
BANK-5        0.97    0.96    0.93    0.97    0.96    0.93    0.97    0.96    0.93
----------------------------------------------------------------------------------------------------------
BANK-7        0.96    0.93    0.88    0.95    0.93    0.88    0.95    0.92    0.87
----------------------------------------------------------------------------------------------------------
BANK-10       0.93    0.90    0.83    0.93    0.89    0.82    0.91    0.88    0.81
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Alternative Investments:                            Advance Rates
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                       0-60 days                     61-120 days                 Over 120 days
----------------------------------------------------------------------------------------------------------
Alternatives             0.61                           0.56                          0.00
----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2.1
                                  ------------

                                  COMMITMENTS

Lender                        Commitment Amount        Pro Rata Share
------                        -----------------        --------------

Bayerische Hypo- und            $ 100,000,000              100.00%
Vereinsbank AG,
New York Branch
                              -----------------        --------------

TOTAL                            $100,000,000              100.00%

                                  SCHEDULE 4.1
                                  ------------

                                  JURISDICTIONS

Max Re Ltd.

Bermuda

Max Re Capital Ltd.

Bermuda

Max Re Diversified Strategies, Ltd.

Bahamas

Max Re Europe Limited

Ireland

                                  SCHEDULE 4.2
                                  ------------

                                   LITIGATION

None

                                  SCHEDULE 4.7
                                  ------------

                                   LOCATIONS

Max Re Ltd.
Ascot House, 28 Queen Street
Hamilton, Bermuda

Max Re Europe Limited
Commerzbank House
Guild St 1 FFC
Dublin, 1
Ireland

                                  SCHEDULE 4.9
                                  ------------

                                  SUBSIDIARIES

Max Re Diversified Strategies, Ltd.

Max Re Europe Limited

                                 SCHEDULE 4.10
                                 -------------

                              INSURANCE LICENSES

                    Bermuda license for General Business Insurance

Borrower is licensed as a Class IV, General and long-term Insurer in Bermuda, which allows writing of all property, casualty, life, and health lines.

Max Re Europe Limited has been issued a reinsurance license in Ireland.

                                  SCHEDULE 6.6
                                  ------------

                                     LIENS

Lien and security interest in each of a securities account and collateral account of the Borrower, as more fully described in the Security Agreement dated as of February 25, 2000 between the Borrower and Bank of America, National Association.

                                 SCHEDULE 10.2
                                 -------------

                                   ADDRESSES

LENDING OFFICES,
----------------
ADDRESSES FOR NOTICES
---------------------

BAYERISCHE HYPO- UND VEREINSBANK AG,
------------------------------------
   NEW YORK BRANCH,
   ----------------
   as Administrative Agent,
   Fronting Bank and Lender

Lending Letter of Credit Office:

150 East 42nd Street
New York, NY 10017-4679
Attention: Antoinette Wynn
Telephone: 212-672-5337
Facsimile: 212-672-5506

Notices (other than notices of Credit Extensions):

Bayerische Hypo- und Vereinsbank AG,
150 East 42nd Street
New York Branch
Attention: Thomas Drelles/Andrew Golub
Telephone: 212-672-6206/ 212-672-5746
Facsimile: 212-672-5522

MAX RE LTD.
----------

Notices:

Max Re Ltd.
P.O. Box HM 2565
Ascot House, 28 Queen Street
Hamilton, Bermuda
Attention: Chief Financial Officer
Telephone: (441) 296-8800
Facsimile: (441) 296-8811

                                   EXHIBIT A
                                   ---------

                        Form of Compliance Certificate

                                   Max Re Ltd.

                             COMPLIANCE CERTIFICATE
                             ----------------------

                                   Financial

                                             Statement Date:________________

        Reference is made to that certain Letter of Credit Reimbursement Agreement dated as of January 14, 2002 (as extended, renewed, amended or restated from time to time, the "LC Agreement") among Max Re Ltd., a Bermuda
                                 ------------
company (the "Borrower"), the several financial institutions from time to time
              --------
parties to the LC Agreement (the "Lenders"), Bayerische Hypo-und Vereinsbank AG,
                                  -------
New York Branch, as fronting bank (in such capacity, the "Fronting Bank "), and
                                                          -------------
Bayerische Hypo-und Vereinsbank AG, New York Branch as administrative agent for the Lenders (in such capacity, the "Administrative Agent "). Unless otherwise
                                    --------------------
defined herein, capitalized terms used herein have the respective meanings assigned to them in the LC Agreement.

        The undersigned hereby certifies as of the date hereof that he/she is the [chief executive officer] [chief financial officer] [treasurer] of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lenders and the Administrative Agent on the behalf of the Borrower and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 5.1(a)(ii) of the LC Agreement.]

        1.  Attached as Schedule 1 hereto are (a) a true and correct copy of the
                        ----------
audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of the Fiscal Year ended __________________, ____, and (b) the related consolidated statements of income and retained earnings and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of ________________ which report states that such consolidated financial statements are complete and correct and have been prepared in accordance with GAAP, and fairly present, in all material respects, the financial position of the Borrower and its consolidated Subsidiaries for the periods indicated and on a basis consistent with prior periods.

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 5.1(a)(i) of the LC Agreement.]

        1.  Attached as Schedule 1 hereto are (a) a true and correct copy of the
                        ----------
unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the end of the Fiscal Quarter ended _____________, _____, and
(b) the related unaudited consolidated statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by [the president] [the chief financial officer] [treasurer] that such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of the Borrower and its consolidated Subsidiaries.

        2. The undersigned has reviewed and is familiar with the terms of the LC Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

        3. To the best of the undersigned's knowledge, the Borrower, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the LC Agreement to be observed, performed or satisfied by the Borrower, and the undersigned has no knowledge of any Default or Event of Default.

        4.  The financial covenant calculations set forth on Schedule 2 attached
                                                             ----------
hereto (regarding compliance with Sections 6.1, 6.2, 6.6 and 6.9 of the LC Agreement) are true and correct on and as of the date of this Certificate.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ________________, _____.

                                      Max Re Ltd.

                                      By:    _______________________________
                                      Name:  _______________________________
                                      Title: _______________________________

                                      Date:  _______________________, ______
                                      For the Fiscal Quarter/
                                      Year Ended ___________________, ______

                                   Schedule 2
                         of the Compliance Certificate

                                   EXHIBIT B
                                   ---------

                       Form of Borrowing Base Certificate

                                                       [______________], 200_

Bayerische Hypo- und Vereinsbank AG, New York Branch, as Administrative Agent
150 East 42nd Street
New York, NY 10017-4679
USA

Ladies and Gentlemen:

                     MAX RE LTD. BORROWING BASE CERTIFICATE

        We refer to the Letter of Credit Reimbursement Agreement dated as of January 14, 2002 (as amended or otherwise modified from time to time, the "LC
                                                                           --
Agreement") among Max Re Ltd. (the "Borrower"), various financial institutions
---------                           --------
from time to time party thereto (the "Lenders"), Bayerische Hypo- und
                                      -------
Vereinsbank AG, New York Branch, as Administrative Agent for the Lenders (the "Administrative Agent") and Bayerische Hypo- und Vereinsbank AG, New York
 --------------------
Branch, as letter of credit issuer (the "Fronting Bank"). This Certificate,
                                         -------------
together with supporting calculations attached hereto set forth in reasonable detail, is delivered to you pursuant to the terms of the LC Agreement. Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the LC Agreement.

        We hereby certify and warrant to the Administrative Agent, the Fronting Bank and the Lenders that at the close of business on ________, ____ (the "Borrowing Base Calculation Date"), the Borrowing Base was $__________ ,
--------------------------------
computed as set forth on the Schedule attached hereto.

        We hereby further certify and warrant to the Administrative Agent, the Fronting Bank and the Lenders that the information and computations contained herein are true and correct in all material respects as of the Borrowing Base Calculation Date.

        We hereby certify and warrant to the Administrative Agent, the Fronting Bank and the Lenders that at the close of business on ________, ____,* the net worth of

________________________________
* Insert last day of immediately preceding calendar month if certificate is dated on or after the 20th day of the month. Insert last day of second preceding calendar month if certificate is dated before the 20/th/ day of the month.

MRDS, determined in accordance with generally accepted accounting principles, was $__________.

        IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed and delivered by an authorized officer on [_____________], 200_.

Lionel (Kip) Herring
--------------------

                                   EXHIBIT C
                                   ---------

                           Form of Security Agreement

                                   EXHIBIT D
                                   ---------

                               Form of Guaranty

                                   EXHIBIT E
                                   ---------

                                Form of Mortgage

                                   EXHIBIT F
                                   ---------

                           Form of Control Agreement

                                   EXHIBIT G
                                   ---------

                            Form of Pledge Agreement